UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811‑22014

Pioneer Diversified High Income Fund, Inc.
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742‑7825
Date of fiscal year end: April 30, 2023
Date of reporting period: May 1, 2022 through April 30, 2023

Form N‑CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e‑1 under the Investment Company Act of 1940 (17 CFR 270.30e‑1). The Commission may use the information provided on Form N‑CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N‑CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N‑CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Pioneer Diversified High Income Fund, Inc.
Annual Report  |  April 30, 2023

Ticker Symbol: HNW

visit us: www.amundi.com/us

Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/231

President’s Letter
Dear Stockholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as stockholders, we have many options. It is our view that active management can serve stockholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
June 2023
Any information in this stockholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/233

Portfolio Management Discussion  |  4/30/23
In the following interview, Andrew Feltus, Jonathan Sharkey, Chin Liu, and Lawrence Zeno discuss the factors that affected the performance of Pioneer Diversified High Income Fund, Inc. during the 12-month period ended April 30, 2023. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Sharkey, a senior vice president and a portfolio manager at Amundi US, Mr. Liu, Managing Director, Director of Insurance-Linked Securities (ILS), Fixed-Income Solutions and Responsible Investment Research, and a portfolio manager at Amundi, and Mr. Zeno, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the 12-month period ended April 30, 2023?
A	Pioneer Diversified High Income Fund, Inc. returned -3.46% at net asset value (NAV) and -8.96% at market price during the 12-month period ended April 30, 2023. During the same 12-month period, the Fund’s composite benchmark returned 2.20% at NAV. The Fund’s composite benchmark is based on equal weights of the ICE Bank of America (ICE BofA) Global High Yield and Crossover Country Corporate and Government (GHY/CCC & G) Index and the Morningstar/Loan Syndications & Trading Association (Morningstar/LSTA) Leveraged Loan Index.
Individually, during the 12-month period ended April 30, 2023, the ICE BofA GHY/CCC & G Index returned 0.80%, and the Morningstar/LSTA Leveraged Loan Index returned 3.39%. Unlike the Fund, the composite benchmark and its component indices do not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.
During the same 12-month period, the average return at NAV of the 41 closed end funds in Morningstar’s High Yield Bond Closed End Funds category (which may or may not be leveraged) was -1.92%, while the same closed end fund Morningstar category’s average return at market price was -2.27%.
The shares of the Fund were selling at a -14.58% discount to NAV on April 30, 2023. Comparatively, the shares of the Fund were selling at a -9.43% discount to NAV on April 30, 2022.
4Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

As of April 30, 2023, the 30-day SEC yield on the Fund’s shares was 12.70%*.
Q	How would you describe the investment environment in the global fixed-income markets during the 12-month period ended April 30, 2023?
A	Returns for all major segments of the fixed-income market were muted for the 12-month period, as Treasury yields ended the period higher, while credit spreads widened. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Entering the reporting period in May of 2022, geopolitical developments weighed heavily on investors’ appetites for riskier assets, such as stocks and corporate bonds. These included Russia’s ongoing war against Ukraine and the shuttering of China’s economy as the government there had implemented strict lockdowns in major cities as part of its “Zero-COVID” policy. Both crises served to exacerbate ongoing supply-chain pressures and threaten the global economic growth outlook.
At the same time, policymakers of many central banks were confronted with historically high inflation numbers. The US consumer price index (CPI) began to post year-over-year increases in excess of 8% beginning with the March 2022 readout, and peaked at over 9% in June 2022. By the late spring of 2022, market speculation had become heightened over whether the US Federal Reserve System (Fed) would be able to achieve a “soft landing,” in which economic growth slows yet remains positive as inflation is brought under control. With market participants concerned about rising inflation, the Fed’s response, and economic growth, returns for riskier assets turned significantly negative.
The Fed would aggressively increase the target range for the federal funds rate between May and September 2022, bringing the target to a range of 3.00% ‒ 3.25%, versus the 0.00% ‒ 0.25%
*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/235

target range at the beginning of 2022. US Treasury yields moved sharply higher in response to the Fed’s determined stance to tighten monetary policy, and the yield curve became inverted as the market began anticipating a recession. (A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. An inverted yield curve represents a situation where longer-term rates along the curve are lower than shorter-term rates.)
Towards the end of 2022, with inflation beginning to show signs of modest easing, investors began to anticipate a pivot by the Fed to a more “dovish” stance on monetary policy, despite another increase to the federal funds rate target range of 75 basis points (bps) in early November. (A basis point is equal to 1/100th of a percentage point.). This led to a rebound for riskier asset classes in the fourth quarter of 2022. However, the market soon turned its attention to the potential recessionary effects of the higher interest-rate regime already put in place by the Fed, leading riskier assets to give back some of their fourth-quarter gains over the month of December. The Fed then implemented a more modest 50 bps increase to the federal funds target range at its December meeting, leaving the target range at 4.25% ‒ 4.50% at the end of 2022.
Entering 2023, riskier assets continued to rally amid increasing investor optimism that the Fed and other leading central banks were poised to stop raising interest rates. January 2023 saw Treasury yields pull back from their more recent highs on the outlook for a potential easing of monetary policy. In addition, the reopening of China’s economy as the government unwound its “Zero-COVID” policy helped ease concerns about slowing global economic growth. Against this backdrop, areas of the market that had lagged during the 2022 sell-offs, such as growth stocks and corporate credit, outperformed. On February 1, 2023, the Fed once again raised the federal funds target range, this time by a less aggressive 25 bps, bringing the target to 4.50% ‒ 4.75%.
In March, however, the failure of two regional US banks and the collapse of European banking giant Credit Suisse raised fears of a financial crisis. In response, the Fed implemented a new lending program to support bank liquidity, while market participants began to anticipate interest-rate cuts by the Fed over the second
6Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

half of the year. The prospect of a more dovish stance on monetary policy and a “flight to safety” by investors in the wake of the banking-system issues drove Treasury yields sharply lower, which in turn lent support to bond-market returns. At its March 23 meeting, the Fed went forward with another modest 25 bps increase to the federal funds target, bringing the range to 4.75% ‒ 5.00%. The financial markets viewed the latest rate increase as an indication that the Fed believed the financial system, overall, remained on solid footing. As of April 30, 2023, the yield on the 10-year Treasury note had declined from its earlier high of more than 4.00%, and stood at 3.44%, versus 2.89% 12 months earlier.
High-yield corporate bonds posted a positive, albeit modest, return for the 12-month period, while marginally outperforming their more interest-rate-sensitive investment-grade counterparts. Returns for floating-rate bank loans were somewhat higher, as the asset class benefited from the outlook for rising interest rates. Securitized assets finished the 12-month period with a positive return, led by non-agency residential mortgage-backed securities (RMBS).
Q	What factors affected the Fund’s benchmark-relative performance during the 12-month period ended April 30, 2023?
A	The Fund’s underperformance relative to its composite benchmark was primarily the result of carrying leveraged exposure to credit-oriented sectors as market sentiment weakened over the period. (The use of leverage exacerbates the effects of market moves, in either direction.) Conversely, the portfolio’s below-benchmark (short) duration stance was the largest positive contributor to the Fund’s benchmark-relative returns as Treasury yields moved higher during the 12-month period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
With respect to ratings categories, the portfolio’s tilt towards owning lower-quality issues within the high-yield corporate segment detracted from the Fund’s relative results for the period, as non-rated issues and issues in the “B” and “CCC” ratings
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/237

categories underperformed “BB” rated issues, where the Fund was underweight versus the benchmark.
In sector terms, Fund’s overweight exposures to energy and transportation contributed positively to relative performance, while underweights to the insurance, automotive, and utility sectors detracted. Security selection results were positive for the Fund within the insurance, energy, and real estate sectors, but lagged significantly within the health care, services, and media segments.
The Fund’s non-benchmark holdings of securitized assets are comprised primarily of commercial MBS (CMBS), but also include collateralized loan obligations (CLOs) and credit-risk transfer securities within RMBS. (Credit-risk transfers are securities that transfer a portion of the risk associated with credit losses within pools of conventional residential mortgage loans from the government-sponsored entities, or GSEs, Fannie Mae and Freddie Mac, to the private sector.) In order of magnitude, the Fund’s CMBS allocation broadly comprises single asset/single borrower issues, Freddie Mac-issued non-guaranteed deals, and the traditional conduit deals (diverse, fixed-rate pools). The Fund’s securitized holdings generated a slight, positive total return for the 12-month period, outperforming high-yield corporates as well as the broader securitized market, with the RMBS allocation leading positive contributions to benchmark-relative returns among the portfolio’s securitized exposures. CMBS exposures also had a positive effect on the Fund’s relative performance, though the portfolio’s holdings of asset-backed securities (ABS) generated a negative return, driven by the bankruptcy of a servicer backing a consumer lending deal. Issuance in both the CMBS and RMBS sectors has plummeted in 2023 as higher interest rates have kicked in, while ABS issuance has declined more modestly.
We increased the Fund’s bank-loan exposures by a modest amount during the 12-month period, in an attempt to take advantage of higher short-term reference rates for loans resulting from the Fed’s rate increases. Relative performance for the Fund’s bank loans benefited during the period from their floating-rate features and low duration. The loan asset class recovered its earlier losses (driven by investors' concerns over
8Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

credit fundamentals) over the second half of the 12-month period, as recession fears were pushed out into late 2023, and loans benefited from sharp increases in London Interbank Offered/ Secured Overnight Financing (LIBOR/SOFR) rates, and generated a positive performance contribution for the full 12-month period. The loans held in the portfolio did lag the larger loan universe, however, as most of the borrowers to which the Fund is exposed also have high-yield bonds in their capital structures, and so the sell-off in the high-yield segment during the period affected investors' sentiment toward those borrowers, in general. The Fund’s overweight to such loan borrowers is based on their history of better recovery values in the event of default, relative to loan-only borrowers. After reaching a period low in February 2023 (just over 2% of invested assets), as noted previously, we had modestly increased the Fund's exposure to bank loans by period-end, as we sought to take advantage of higher LIBOR rates. The Fund’s loan allocation at period-end stood at just over 3% of invested assets, below the average for the last several quarters, as loan yields did not reach parity with high-yield bonds until late in the 12-month period.
The Fund’s allocation to insurance-linked securities (ILS) performed as we had expected during the period. While the broader markets sold off, the Fund's ILS exposures benefited benchmark-relative returns. One of the favorable characteristics of ILS is the structurally uncorrelated nature of the asset class to the performance of other assets. We continue to view having exposure to ILS as helping to bolster the income and risk-reward profile of the portfolio over the long term.
Q	How did the level of leverage in the Fund change over the 12-month period ended April 30, 2023?
A	The Trust employs leverage through a credit agreement. (See Note 8 to the Financial Statements.)
As of April 30, 2023, 30.3% of the Fund’s total managed assets were financed by leverage (or borrowed funds), compared with 32.7% of the Fund’s total managed assets financed by leverage at the start of the 12-month period on May 1, 2022. During the 12-month period, the Fund decreased the absolute amount of funds borrowed by a total of $12 million to $43 million as of April 30,
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/239

2023. The percentage of the Fund’s managed assets financed by leverage decreased during the 12-month period due to the decrease in the amount of funds borrowed by the Fund. The interest rate on the Fund's leverage increased by 442 basis points from April 30, 2022 to April 30, 2023.
Q	Did the Fund’s distributions** to stockholders change during the 12-month period ended April 30, 2023?
A	The Fund’s monthly distribution rate declined from $0.11000 cents per share/per month, to $0.09000 cents per share/per month, during the 12-month period. The Fund’s distributions during the reporting period included returns of capital totaling $0.04 per share. The decrease reflected the combination of higher-coupon bonds held in the portfolio being called, and a shift out of higher-yielding, higher-risk emerging markets issues, due to concerns about a potential recession. The Fund has accumulated undistributed net investment income which is part of the Fund's NAV. A portion of this accumulated net investment income was distributed to stockholders during the period, and may be depleted over time. A decrease in distributions may have a negative effect on the market value of the Fund's shares.
Q	Did the Fund have exposure to any derivative securities during the 12-month period ended April 30, 2023? If so, did the derivatives have a notable effect on performance?
A	We invested the Fund in forward foreign currency contracts (currency forwards) during the period to help manage the risk of the portfolio’s exposures to foreign currencies. The use of currency forwards had a small, positive effect on the Fund’s benchmark-relative results, given the decline in the euro relative to the US dollar over the 12-month period.
Q	What is your investment outlook?
A	With elevated inflation proving to be sticky and the Fed committed to bringing inflation down to its 2% long-term target, we believe the federal funds rate target range will remain “higher for longer,” contrary to current market expectations, which have continued to price in rate cuts for the latter part of 2023. We
**	Distributions are not guaranteed.
10Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

believe financial conditions will become more restrictive, and that the likelihood of a recession has risen, particularly as banks tighten lending standards and as the Fed maintains higher interest rates. Consequently, we expect to retain a somewhat defensive posture in the Fund’s portfolio as recession risk increases over the course of the year.
As has typically been the case during recessions, should one occur, we believe some high-yield bond issuers will end up in trouble, leading to increased defaults. However, we do not expect a deep recession, such as during the global financial crisis (GFC) of 2008. In our view, the economy will likely be on the upswing and the default rate headed lower at some point in 2024.
In this scenario, we would expect the default rate to remain lower than it was after the GFC. We predicate our view on the significant weighting of “BB” rated issuers in the high-yield universe, strong fundamentals (in our opinion) in many sectors such as autos and energy, and the relative strength of many US consumers. In addition, within the below-investment-grade universe, we expect the high-yield bond default rate to be substantially lower than the default rate for their floating-rate, leveraged-loan counterparts.
Within securitized assets, we expect that higher interest rates should keep issuance relatively low in both the CMBS and RMBS markets for the near-to-medium terms. The current interest-rate environment has slowed prepayments in the RMBS market as well as refinancings in the CMBS market, which has inhibited us from deploying funds into those categories. While further increases in short-term loan reference rates could potentially lead to an increase in the Fund’s loan exposures going forward, that is dependent upon the depth of any potential recession we may see as 2023 progresses.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2311

Please refer to the Schedule of Investments on pages 16-25 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.
Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Fund may invest in securities of issuers that are in default or that are in bankruptcy.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, social, and political conditions, which could increase volatility. These risks are magnified in emerging markets.
When interest rates rise, the prices of debt securities held by the Fund will generally fall. Conversely, when interest rates fall the prices of debt securities held by the Fund generally will rise.
Investments held by the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers’ inability to meet their debt obligations.
The Fund invests a significant amount of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Fund believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and
12Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.
The Fund is authorized to borrow from banks and issue debt securities, which are forms of leverage. The Fund currently employs leverage through a credit agreement. Leverage creates significant risks, including the risk that the Fund’s incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for shareholders.
The Fund is required to maintain certain regulatory and other asset coverage requirements in connection with the use of leverage. In order to maintain required asset coverage levels, the Fund may be required to reduce the amount  of leverage employed, alter the composition of the Fund’s investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Fund’s shares.
Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations.
The Fund invests in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
These risks may increase share price volatility.
Any information in this stockholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2313

Portfolio Summary  |  4/30/23
Portfolio Diversification

(As a percentage of total investments)*
+ Amount rounds to less than 0.1%.
10 Largest Holdings

(As a percentage of total investments)*
1.	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	3.95%
2.	Hercules LLC, 6.50%, 6/30/29	1.45
3.	ABRA Global Finance, 11.50% (5.50% PIK or 6.00% Cash), 3/2/28 (144A)	1.41
4.	ProFrac Holdings II LLC, Term Loan, 12.42% (Term SOFR + 725 bps), 3/4/25	1.37
5.	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1.29
6.	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	1.06
7.	Energean Plc, 6.50%, 4/30/27 (144A)	1.02
8.	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	1.01
9.	Williams Cos., Inc., 5.75%, 6/24/44	0.87
10.	Aethon United BR LP/Aethon United Finance Corp., 8.25%, 2/15/26 (144A)	0.84

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
14Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Prices and Distributions  |  4/30/23
Market Value per Share^
	4/30/23	4/30/22
Market Value	$10.02	$12.30
Discount	(14.58)%	(9.43)%
Net Asset Value per Share^
	4/30/23	4/30/22
Net Asset Value	$11.73	$13.58
Distributions per Share*
	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Tax Return of Capital
5/1/22 – 4/30/23	$1.1573	$—	$—	$0.0427
Yields
	4/30/23	4/30/22
30-Day SEC Yield	12.70%	9.52%
The data shown above represents past performance, which is no guarantee of future results.
^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Fund's website at www.amundi.com/us.
*  The amount of distributions made to stockholders during the year was in excess of the net investment income earned by the Fund during the period. The Fund has accumulated undistributed net investment income which is part of the Fund's NAV. A portion of this accumulated net investment income was distributed to stockholders during the period, and may be depleted over time. A decrease in distributions may have a negative effect on the market value of the Fund's shares.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2315

Performance Update  |  4/30/23
Investment Returns

The mountain chart below shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Diversified High Income Fund, Inc. during the periods shown, compared to that of the (50%/50%) ICE BofA Global High Yield & Crossover Country Corporate & Government Index (GHY/CCC & G) Index and Morningstar/LSTA Leveraged Loan Index benchmark, and the two indices that comprise the composite benchmark.
Value of $10,000 Investment
Average Annual Total Return (As of April 30, 2023)
Period	Net Asset Value (NAV)	Market Price	50% ICE BofA Global High Yield/CCC & G Index/50% Morningstar/ LSTA Leveraged Loan Index	Morningstar/LSTA Leveraged Loan Index	ICE BofA Global High Yield/ CCC & G Index
10 Years	3.80%	1.64%	3.07%	3.81%	2.26%
5 Years	1.74	1.21	2.24	3.76	0.63
1 Year	-3.46	-8.96	2.20	3.39	0.80
Call 1-800-710-0935 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.
(Please see the following page for additional performance and expense disclosure.)
Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.
Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.
16Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Performance Update  |  4/30/23
When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.
The performance table and graph do not reflect the deduction of fees and taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.
The ICE BofA GHY/CCC & G Index is an unmanaged index that tracks the performance of the below-and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The Morningstar/LSTA Leveraged Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.
Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in an index.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2317

Schedule of Investments  |  4/30/23
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 142.1%
	Senior Secured Floating Rate Loan Interests — 4.6% of Net Assets*(a)
	Chemicals-Diversified — 0.1%
125,000	LSF11 A5 Holdco LLC, Fourth Amendment Incremental Term Loan, 9.332% (Term SOFR + 425 bps), 10/15/28	$ 122,500
	Total Chemicals-Diversified	$122,500

	Consumer Products — 0.1%
334,469	Instant Brands Holdings, Inc., Initial Loan, 9.953% (LIBOR + 500 bps), 4/12/28	$ 128,352
	Total Consumer Products	$128,352

	Dialysis Centers — 0.3%
482,500	US Renal Care, Inc., Initial Term Loan, 9.84% (LIBOR + 500 bps), 6/26/26	$ 319,154
	Total Dialysis Centers	$319,154

	Electronic Composition — 0.1%
122,689	Natel Engineering Co., Inc., Initial Term Loan, 11.275% (LIBOR + 625 bps), 4/30/26	$ 107,966
	Total Electronic Composition	$107,966

	Investment Companies — 0.8%
726,144	Diebold Nixdorf Holding Germany GmbH, Term Loan, 11.629% (Term SOFR + 650 bps), 7/15/25	$ 780,605
	Total Investment Companies	$780,605

	Medical Labs & Testing Services — 0.0%†
206,740(b)	Envision Healthcare Corp., 2018 Third Out Term Loan, 8.648% (Term SOFR + 375 bps), 3/31/27	$ 13,093
	Total Medical Labs & Testing Services	$13,093

	Oil-Field Services — 1.9%
1,846,434	ProFrac Holdings II LLC, Term Loan, 12.42% (Term SOFR + 725 bps), 3/4/25	$ 1,834,894
	Total Oil-Field Services	$1,834,894

	Physical Practice Management — 0.2%
320,304	Team Health Holdings, Inc., Extended Term Loan, 10.232% (Term SOFR + 525 bps), 3/2/27	$ 210,600
	Total Physical Practice Management	$210,600

The accompanying notes are an integral part of these financial statements.
18Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Principal Amount USD ($)		Value
	Recreational Centers — 0.2%
191,703	Fitness International LLC, Term B Loan, 8.445% (Term SOFR + 325 bps), 4/18/25	$ 185,233
	Total Recreational Centers	$185,233

	Telecom Services — 0.9%
1,019,875	Patagonia Holdco LLC, Amendment No.1 Term Loan, 10.473% (Term SOFR + 575 bps), 8/1/29	$ 832,473
	Total Telecom Services	$832,473

	Total Senior Secured Floating Rate Loan Interests (Cost $5,136,725)	$4,534,870

Shares
	Common Stocks — 0.3% of Net Assets
	Household Durables — 0.0%†
89,094(c)	Desarrolladora Homex SAB de CV	$ 94
	Total Household Durables	$94

	Oil, Gas & Consumable Fuels — 0.0%†
6(c)	Amplify Energy Corp.	$ 42
2,189(c)	Petroquest Energy, Inc.	109
	Total Oil, Gas & Consumable Fuels	$151

	Passenger Airlines — 0.3%
24,166(c)+	Grupo Aeromexico SAB de CV	$ 268,817
	Total Passenger Airlines	$268,817

	Total Common Stocks (Cost $619,487)	$269,062

Principal Amount USD ($)
	Asset Backed Securities — 3.5% of Net Assets
500,000	ACC Auto Trust, Series 2022-A, Class D, 10.07%, 3/15/29 (144A)	$ 482,533
500,000(a)	Goldentree Loan Management US CLO 2, Ltd., Series 2017-2A, Class E, 9.95% (3 Month USD LIBOR + 470 bps), 11/28/30 (144A)	443,909
1,000,000	JPMorgan Chase Bank NA - CACLN, Series 2021-3, Class G, 9.812%, 2/26/29 (144A)	941,441
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2319

Schedule of Investments  |  4/30/23 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
1,000,000(a)	MCF CLO VII LLC, Series 2017-3A, Class ER, 14.40% (3 Month USD LIBOR + 915 bps), 7/20/33 (144A)	$ 944,605
650,000	Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class E, 12.662%, 5/15/32 (144A)	603,139
	Total Asset Backed Securities (Cost $3,614,143)	$3,415,627

	Collateralized Mortgage Obligations—2.6% of Net Assets
330,000(a)	Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B2, 10.815% (SOFR30A + 600 bps), 10/25/41 (144A)	$ 305,680
10,370(a)	DSLA Mortgage Loan Trust, Series 2005-AR6, Class 2A1C, 5.791% (1 Month USD LIBOR + 84 bps), 10/19/45	10,135
100,000(a)	Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2B2, 11.015% (SOFR30A + 620 bps), 11/25/41 (144A)	92,755
200,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA7, Class B2, 12.615% (SOFR30A + 780 bps), 11/25/41 (144A)	185,330
450,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA3, Class B2, 11.065% (SOFR30A + 625 bps), 9/25/41 (144A)	387,747
280,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class B2, 13.315% (SOFR30A + 850 bps), 2/25/42 (144A)	260,081
545,000(a)	Freddie Mac STACR Trust, Series 2019-DNA3, Class B2, 13.17% (1 Month USD LIBOR + 815 bps), 7/25/49 (144A)	563,767
19,339	Global Mortgage Securitization, Ltd., Series 2004-A, Class B1, 5.25%, 11/25/32 (144A)	12,242
500,000(d)	RMF Buyout Issuance Trust, Series 2022-HB1, Class M5, 4.50%, 4/25/32 (144A)	55,625
640,000(a)	STACR Trust, Series 2018-HRP2, Class B2, 15.52% (1 Month USD LIBOR + 1,050 bps), 2/25/47 (144A)	703,134
	Total Collateralized Mortgage Obligations (Cost $3,045,167)	$2,576,496

	Commercial Mortgage-Backed Securities—11.8% of Net Assets
1,000,000(d)	Benchmark Mortgage Trust, Series 2020-B18, Class AGNG, 4.535%, 7/15/53 (144A)	$ 846,837
500,000(a)	BPR Trust, Series 2021-WILL, Class E, 11.698% (1 Month USD LIBOR + 675 bps), 6/15/38 (144A)	454,534
The accompanying notes are an integral part of these financial statements.
20Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
668,314(a)	BX Trust, Series 2022-PSB, Class F, 12.223% (1 Month Term SOFR + 733 bps), 8/15/39 (144A)	$ 665,007
570,966(a)	Capital Funding Mortgage Trust, Series 2020-9, Class B, 19.748% (1 Month USD LIBOR + 1,490 bps), 11/15/23 (144A)	563,210
288,017(a)	Capital Funding Mortgage Trust, Series 2021-8, Class B, 17.95% (1 Month USD LIBOR + 1,310 bps), 6/22/23 (144A)	288,017
1,000,000(a)	Capital Funding Mortgage Trust, Series 2021-19, Class B, 20.06% (1 Month USD LIBOR + 1,521 bps), 11/6/23 (144A)	971,384
21,820,372(d)(e)	COMM Mortgage Trust, Series 2015-LC21, Class XA, 0.797%, 7/10/48	247,474
702,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN1, Class B1, 12.31% (SOFR30A + 775 bps), 1/25/51 (144A)	649,157
180,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN3, Class B1, 11.665% (SOFR30A + 685 bps), 11/25/51 (144A)	149,249
579,126(d)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.60%, 10/25/27 (144A)	533,628
1,000,000(a)	FREMF Mortgage Trust, Series 2019-KS12, Class C, 11.758% (1 Month USD LIBOR + 690 bps), 8/25/29	945,902
142,525(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 11.108% (1 Month USD LIBOR + 625 bps), 1/25/27 (144A)	135,962
394,124(a)	FREMF Mortgage Trust, Series 2020-KF83, Class C, 13.858% (1 Month USD LIBOR + 900 bps), 7/25/30 (144A)	382,456
1,000,000(f)	FREMF Mortgage Trust, Series 2021-KG05, Class C, 0.000%, 1/25/31 (144A)	505,762
12,333,286(e)	FREMF Mortgage Trust, Series 2021-KG05, Class X2A, 0.10%, 1/25/31 (144A)	69,176
1,000,000(e)	FREMF Mortgage Trust, Series 2021-KG05, Class X2B, 0.10%, 1/25/31 (144A)	5,193
7,651,641(d)(e)	FRESB Mortgage Trust, Series 2020-SB79, Class X1, 1.193%, 7/25/40	313,883
500,000(d)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class D, 4.423%, 4/15/46	325,004
750,000(a)	Multifamily Connecticut Avenue Securities Trust, Series 2020-01, Class M10, 8.77% (1 Month USD LIBOR + 375 bps), 3/25/50 (144A)	705,047
900,000(d)	Natixis Commercial Mortgage Securities Trust, Series 2019-FAME, Class E, 4.544%, 8/15/36 (144A)	656,204
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2321

Schedule of Investments  |  4/30/23 (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
290,000	Palisades Center Trust, Series 2016-PLSD, Class A, 2.713%, 4/13/33 (144A)	$ 174,000
235,864(d)	Velocity Commercial Capital Loan Trust, Series 2020-1, Class M5, 4.29%, 2/25/50 (144A)	178,872
1,100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class E, 3.00%, 5/15/48 (144A)	740,958
1,660,500(d)	Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class E, 4.749%, 11/15/48 (144A)	1,004,660
	Total Commercial Mortgage-Backed Securities (Cost $13,048,446)	$11,511,576

	Convertible Corporate Bonds — 2.3% of Net Assets
	Banks — 0.0%†
IDR812,959,000	PT Bakrie & Brothers Tbk, 7/31/23	$ 6,318
	Total Banks	$6,318

	Chemicals — 2.0%
1,900,000(g)	Hercules LLC, 6.50%, 6/30/29	$ 1,948,930
	Total Chemicals	$1,948,930

	Entertainment — 0.2%
312,000(f)	DraftKings Holdings, Inc., 3/15/28	$ 223,392
	Total Entertainment	$223,392

	Pharmaceuticals — 0.1%
300,000(b)	Tricida, Inc., 3.50%, 5/15/27	$ 32,250
	Total Pharmaceuticals	$32,250

	Total Convertible Corporate Bonds (Cost $2,053,667)	$2,210,890

	Corporate Bonds — 87.2% of Net Assets
	Advertising — 1.3%
645,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 477,296
535,000	Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28 (144A)	405,956
400,000	Summer BC Bidco B LLC, 5.50%, 10/31/26 (144A)	335,733
	Total Advertising	$1,218,985

The accompanying notes are an integral part of these financial statements.
22Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Principal Amount USD ($)		Value
	Aerospace & Defense — 0.6%
315,000	Spirit AeroSystems, Inc., 9.375%, 11/30/29 (144A)	$ 338,597
270,000	Triumph Group, Inc., 9.00%, 3/15/28 (144A)	273,705
	Total Aerospace & Defense	$612,302

	Agriculture — 1.0%
1,310,000	Frigorifico Concepcion SA, 7.70%, 7/21/28 (144A)	$ 937,069
	Total Agriculture	$937,069

	Airlines — 6.5%
488,869(h)	ABRA Global Finance, 5.00% (5.00% PIK), 3/2/28 (144A)	$ 405,761
2,374,757(h)	ABRA Global Finance, 11.50% (5.50% PIK or 6.00% Cash), 3/2/28 (144A)	1,900,145
1,510,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	1,350,965
285,000	Latam Airlines Group SA, 13.375%, 10/15/29 (144A)	299,216
1,059,000	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	1,055,145
585,000	Spirit Loyalty Cayman, Ltd./Spirit IP Cayman, Ltd., 8.00%, 9/20/25 (144A)	590,896
EUR700,000	Transportes Aereos Portugueses SA, 5.625%, 12/2/24 (144A)	750,293
	Total Airlines	$6,352,421

	Apparel — 0.4%
370,000	Hanesbrands, Inc., 9.00%, 2/15/31 (144A)	$ 378,750
	Total Apparel	$378,750

	Auto Manufacturers — 0.5%
545,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	$ 525,920
	Total Auto Manufacturers	$525,920

	Auto Parts & Equipment — 1.0%
1,046,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	$ 970,165
	Total Auto Parts & Equipment	$970,165

	Banks — 3.5%
300,000(d)	Banco de Galicia y Buenos Aires SAU, 7.962% (5 Year CMT Index + 716 bps), 7/19/26 (144A)	$ 267,210
1,135,000(d)	Banco GNB Sudameris SA, 7.50% (5 Year CMT Index + 666 bps), 4/16/31 (144A)	839,900
685,000(d)(i)	Banco Mercantil del Norte SA, 8.375% (10 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 776 bps) (144A)	648,010
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2323

Schedule of Investments  |  4/30/23 (continued)
Principal Amount USD ($)		Value
	Banks — (continued)
247,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	$ 237,863
911,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	846,930
350,000(d)(i)	ING Groep NV, 6.50% (5 Year USD Swap Rate + 445 bps)	323,475
225,000(d)(i)	Intesa Sanpaolo S.p.A., 7.70% (5 Year USD Swap Rate + 546 bps) (144A)	204,722
200,000(b)	Sberbank of Russia Via SB Capital SA, 5.25%, 5/23/23 (144A)	10,000
865,000(b)(d)(i)	Sovcombank Via SovCom Capital DAC, 7.60% (5 Year CMT Index + 636 bps) (144A)	31,248
	Total Banks	$3,409,358

	Biotechnology — 0.4%
EUR345,000	Cidron Aida Finco S.a.r.l., 5.00%, 4/1/28 (144A)	$ 339,380
	Total Biotechnology	$339,380

	Building Materials — 0.4%
464,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/29 (144A)	$ 349,160
	Total Building Materials	$349,160

	Chemicals — 2.4%
425,000	Braskem Idesa SAPI, 6.99%, 2/20/32 (144A)	$ 304,088
425,000	LSF11 A5 HoldCo LLC, 6.625%, 10/15/29 (144A)	366,031
EUR420,000	Lune Holdings S.a.r.l., 5.625%, 11/15/28 (144A)	395,486
300,000	LYB Finance Co. BV, 8.10%, 3/15/27 (144A)	331,225
379,000	Mativ Holdings, Inc., 6.875%, 10/1/26 (144A)	345,374
280,000	Olin Corp., 9.50%, 6/1/25 (144A)	295,134
336,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 4/1/25 (144A)	325,631
	Total Chemicals	$2,362,969

	Commercial Services — 5.4%
245,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 236,168
585,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	544,186
1,384,000	Atento Luxco 1 SA, 8.00%, 2/10/26 (144A)	354,304
473,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	389,043
958,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	918,042
625,000	Neptune Bidco US, Inc., 9.29%, 4/15/29 (144A)	588,281
350,000	PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29 (144A)	228,434
935,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	875,661
The accompanying notes are an integral part of these financial statements.
24Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Principal Amount USD ($)		Value
	Commercial Services — (continued)
MXN3,375,000	Red de Carreteras de Occidente SAB de CV, 9.00%, 6/10/28 (144A)	$ 175,982
558,000	Sotheby's, 7.375%, 10/15/27 (144A)	523,143
411,000	Verscend Escrow Corp., 9.75%, 8/15/26 (144A)	414,793
	Total Commercial Services	$5,248,037

	Computers — 0.0%†
1(h)	Diebold Nixdorf, Inc., 8.50% (8.50% PIK or 12.50% PIK or 8.50% Cash), 10/15/26 (144A)	$ 0
	Total Computers	$0

	Diversified Financial Services — 7.1%
1,000,000	ASG Finance Designated Activity Co., 7.875%, 12/3/24 (144A)	$ 965,000
380,624(h)	Avation Capital SA, 8.25% (9.00% PIK or 8.25% Cash), 10/31/26 (144A)	330,191
1,110,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	935,427
275,000(b)	Credito Real SAB de CV SOFOM ER, 8.00%, 1/21/28 (144A)	18,290
EUR235,000	Garfunkelux Holdco 3 SA, 6.75%, 11/1/25 (144A)	196,138
GBP400,000	Garfunkelux Holdco 3 SA, 7.75%, 11/1/25 (144A)	377,186
1,112,739(h)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% Cash), 9/15/24 (144A)	993,364
EUR840,000	Intrum AB, 9.25%, 3/15/28 (144A)	881,630
355,000	PHH Mortgage Corp., 7.875%, 3/15/26 (144A)	319,053
1,174,000(b)	Unifin Financiera SAB de CV, 8.375%, 1/27/28 (144A)	29,350
865,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	788,139
465,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 6.375%, 2/1/30 (144A)	402,288
745,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 7.875%, 5/1/27 (144A)	707,750
	Total Diversified Financial Services	$6,943,806

	Electric — 1.0%
400,000	Cemig Geracao e Transmissao SA, 9.25%, 12/5/24 (144A)	$ 410,000
63,574	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25 (144A)	63,262
445,000	Talen Energy Supply LLC, 8.625%, 6/1/30 (144A)	445,000
7,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	6,827
	Total Electric	$925,089

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2325

Schedule of Investments  |  4/30/23 (continued)
Principal Amount USD ($)		Value
	Electrical Components & Equipments — 0.6%
350,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	$ 355,916
245,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	251,485
	Total Electrical Components & Equipments	$607,401

	Energy-Alternate Sources — 0.1%
94,702(h)	SCC Power Plc, 4.00% (4.00% PIK or 4.00% Cash), 5/17/32 (144A)	$ 8,530
174,835(h)	SCC Power Plc, 8.00% (4.00% PIK or 4.00% Cash or 8.00% Cash), 12/31/28 (144A)	59,007
	Total Energy-Alternate Sources	$67,537

	Engineering & Construction — 2.0%
200,000	Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 3/30/29 (144A)	$ 196,500
998,816	Artera Services LLC, 9.033%, 12/4/25 (144A)	857,848
230,000	IHS Holding, Ltd., 6.25%, 11/29/28 (144A)	182,275
EUR360,000	Promontoria Holding 264 BV, 6.375%, 3/1/27 (144A)	398,271
280,000	Promontoria Holding 264 BV, 7.875%, 3/1/27 (144A)	283,150
	Total Engineering & Construction	$1,918,044

	Entertainment — 1.6%
EUR325,000	Lottomatica S.p.A./Roma, 9.75%, 9/30/27 (144A)	$ 383,519
700,000	Mohegan Tribal Gaming Authority, 8.00%, 2/1/26 (144A)	626,500
295,000	Scientific Games International, Inc., 7.00%, 5/15/28 (144A)	294,280
295,000	Scientific Games International, Inc., 7.25%, 11/15/29 (144A)	295,000
	Total Entertainment	$1,599,299

	Environmental Control — 0.4%
367,000	Tervita Corp., 11.00%, 12/1/25 (144A)	$ 391,154
	Total Environmental Control	$391,154

	Food — 0.4%
555,000	Aragvi Finance International DAC, 8.45%, 4/29/26 (144A)	$ 377,400
	Total Food	$377,400

	Healthcare-Products — 0.2%
239,000	Varex Imaging Corp., 7.875%, 10/15/27 (144A)	$ 236,610
	Total Healthcare-Products	$236,610

	Healthcare-Services — 2.7%
445,000	Auna SAA, 6.50%, 11/20/25 (144A)	$ 350,438
The accompanying notes are an integral part of these financial statements.
26Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Principal Amount USD ($)		Value
	Healthcare-Services — (continued)
550,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	$ 496,515
357,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26 (144A)	296,886
626,000	Surgery Center Holdings, Inc., 10.00%, 4/15/27 (144A)	641,646
765,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	682,762
1,165,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	206,788
	Total Healthcare-Services	$2,675,035

	Home Builders — 0.9%
885,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	$ 843,846
	Total Home Builders	$843,846

	Home Furnishings — 1.0%
EUR930,000	International Design Group S.p.A., 6.50%, 11/15/25 (144A)	$ 979,933
	Total Home Furnishings	$979,933

	Insurance — 5.4%
4,600,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	$ 5,313,314
	Total Insurance	$5,313,314

	Iron & Steel — 1.9%
845,000	Carpenter Technology Corp., 7.625%, 3/15/30	$ 864,271
613,000	Metinvest BV, 7.75%, 10/17/29 (144A)	349,410
870,000	TMS International Corp., 6.25%, 4/15/29 (144A)	672,317
	Total Iron & Steel	$1,885,998

	Leisure Time — 2.1%
100,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 91,438
EUR130,000	Carnival Corp., 7.625%, 3/1/26 (144A)	127,657
135,000	Carnival Corp., 10.50%, 2/1/26 (144A)	140,930
120,000	Carnival Holdings Bermuda, Ltd., 10.375%, 5/1/28 (144A)	129,010
400,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	344,547
170,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	137,275
178,000	Royal Caribbean Cruises, Ltd., 11.50%, 6/1/25 (144A)	188,903
595,000	Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27 (144A)	632,952
245,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	232,618
	Total Leisure Time	$2,025,330

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2327

Schedule of Investments  |  4/30/23 (continued)
Principal Amount USD ($)		Value
	Media — 1.8%
400,000	CSC Holdings LLC, 5.375%, 2/1/28 (144A)	$ 328,079
1,660,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	1,427,600
	Total Media	$1,755,679

	Metal Fabricate/Hardware — 0.3%
385,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 306,075
	Total Metal Fabricate/Hardware	$306,075

	Mining — 1.0%
633,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	$ 588,690
400,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	388,340
	Total Mining	$977,030

	Oil & Gas — 16.1%
1,160,000	Aethon United BR LP/Aethon United Finance Corp., 8.25%, 2/15/26 (144A)	$ 1,126,437
910,000	Baytex Energy Corp., 8.50%, 4/30/30 (144A)	914,842
1,685,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1,733,403
294,000	Cenovus Energy, Inc., 6.75%, 11/15/39	319,235
1,510,000	Energean Plc, 6.50%, 4/30/27 (144A)	1,367,154
383,000	International Petroleum Corp., 7.25%, 2/1/27 (144A)	360,925
405,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	349,993
590,000	Matador Resources Co., 6.875%, 4/15/28 (144A)	593,699
1,309,271	MC Brazil Downstream Trading S.a.r.l, 7.25%, 6/30/31 (144A)	1,006,134
605,000	Murphy Oil Corp., 6.375%, 7/15/28	602,742
515,000	Nabors Industries, Ltd., 7.50%, 1/15/28 (144A)	468,640
603,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	594,416
175,000	Noble Finance II LLC, 8.00%, 4/15/30 (144A)	179,204
955,000	Occidental Petroleum Corp., 4.40%, 4/15/46	769,152
674,000	Petroleos Mexicanos, 6.70%, 2/16/32	518,827
271,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	248,643
395,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	359,450
480,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	480,000
900,000	SierraCol Energy Andina LLC, 6.00%, 6/15/28 (144A)	666,450
860,000	Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	727,273
120,000	Transocean Titan Financing, Ltd., 8.375%, 2/1/28 (144A)	122,308
785,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	613,085
The accompanying notes are an integral part of these financial statements.
28Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Principal Amount USD ($)		Value
	Oil & Gas — (continued)
725,000	Valaris, Ltd., 8.375%, 4/30/30 (144A)	$ 725,312
1,195,000	YPF SA, 6.95%, 7/21/27 (144A)	860,451
	Total Oil & Gas	$15,707,775

	Oil & Gas Services — 1.2%
521,000	Archrock Partners LP/Archrock Partners Finance Corp., 6.875%, 4/1/27 (144A)	$ 511,914
630,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	627,732
	Total Oil & Gas Services	$1,139,646

	Packaging & Containers — 0.5%
EUR425,000	Fiber Bidco S.p.A., 11.00%, 10/25/27 (144A)	$ 504,367
	Total Packaging & Containers	$504,367

	Pharmaceuticals — 1.0%
234,000(b)	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 7/31/27 (144A)	$ 13,163
790,000	P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (144A)	632,000
381,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	269,959
93,000	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	92,258
	Total Pharmaceuticals	$1,007,380

	Pipelines — 6.0%
810,012	Acu Petroleo Luxembourg S.a.r.l., 7.50%, 1/13/32 (144A)	$ 706,446
555,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75%, 5/15/25	543,900
510,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.125%, 6/1/28 (144A)	464,526
450,000(a)	Energy Transfer LP, 8.317% (3 Month USD LIBOR + 302 bps), 11/1/66	335,250
915,000(d)(i)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	770,888
118,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	93,642
145,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	121,075
344,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	285,889
365,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 1/15/27	364,240
197,000	Global Partners LP/GLP Finance Corp., 7.00%, 8/1/27	190,408
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2329

Schedule of Investments  |  4/30/23 (continued)
Principal Amount USD ($)		Value
	Pipelines — (continued)
845,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	$ 826,791
1,175,000	Williams Cos., Inc., 5.75%, 6/24/44	1,164,300
	Total Pipelines	$5,867,355

	REITs — 0.9%
890,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 1/15/30 (144A)	$ 525,020
10,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 2/15/29 (144A)	6,037
410,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	392,327
	Total REITs	$923,384

	Retail — 0.3%
389,000	Staples, Inc., 7.50%, 4/15/26 (144A)	$ 328,058
	Total Retail	$328,058

	Software — 0.4%
505,000	AthenaHealth Group, Inc., 6.50%, 2/15/30 (144A)	$ 414,776
	Total Software	$414,776

	Telecommunications — 4.0%
695,000	Altice France Holding SA, 6.00%, 2/15/28 (144A)	$ 427,961
607,000	Altice France Holding SA, 10.50%, 5/15/27 (144A)	448,257
200,000	Altice France SA, 8.125%, 2/1/27 (144A)	178,583
750,000(b)	Digicel, Ltd., 6.75%, 3/1/24	150,000
836,000	Kenbourne Invest SA, 6.875%, 11/26/24 (144A)	551,760
850,000	Sprint LLC, 7.625%, 3/1/26	900,076
850,000	Total Play Telecomunicaciones SA de CV, 6.375%, 9/20/28 (144A)	560,015
875,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	720,675
	Total Telecommunications	$3,937,327

	Transportation — 2.6%
1,245,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 914,189
655,000	Danaos Corp., 8.50%, 3/1/28 (144A)	648,281
400,000	Simpar Europe SA, 5.20%, 1/26/31 (144A)	295,984
575,000	Watco Cos. LLC/Watco Finance Corp., 6.50%, 6/15/27 (144A)	557,569
965,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	125,450
	Total Transportation	$2,541,473

The accompanying notes are an integral part of these financial statements.
30Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Principal Amount USD ($)		Value
	Trucking & Leasing — 0.3%
325,000	Fortress Transportation and Infrastructure Investors LLC, 9.75%, 8/1/27 (144A)	$ 338,466
	Total Trucking & Leasing	$338,466

	Total Corporate Bonds (Cost $96,356,573)	$85,243,103

Shares
	Preferred Stock — 0.6% of Net Assets
	Capital Markets — 0.0%†
1,322	B Riley Financial, Inc., 6.75%, 5/31/24	$ 32,654
	Total Capital Markets	$32,654

	Financial Services — 0.5%
500(d)(i)	Compeer Financial ACA, 6.75% (3 Month USD LIBOR + 458 bps) (144A)	$ 501,258
	Total Financial Services	$501,258

	Internet — 0.1%
50,188	MYT Holding LLC, 10.00%, 6/6/29	$ 41,405
	Total Internet	$41,405

	Total Preferred Stock (Cost $624,106)	$575,317

	Right/Warrant — 0.0%† of Net Assets
	Aerospace & Defense — 0.0%†
GBP6,475(c)	Avation Plc, 1/1/59	$ 4,923
	Total Aerospace & Defense	$4,923

	Total Right/Warrant (Cost $—)	$4,923

Principal Amount USD ($)
Insurance-Linked Securities — 22.7% of Net Assets#
Event Linked Bonds — 10.2%
Earthquakes – U.S. — 0.3%
250,000(a)	Ursa Re, 10.53%, (3 Month U.S. Treasury Bill + 550 bps), 12/6/25 (144A)	$ 249,875
Flood – U.S. — 0.7%
250,000(a)	FloodSmart Re, 16.28%, (3 Month U.S. Treasury Bill + 1,125 bps), 2/25/25 (144A)	$ 234,100
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2331

Schedule of Investments  |  4/30/23 (continued)
Principal Amount USD ($)		Value
	Flood – U.S. — (continued)
250,000(a)	FloodSmart Re, 18.61%, (3 Month U.S. Treasury Bill + 1,358 bps), 3/1/24 (144A)	$ 234,850
250,000(a)	FloodSmart Re, 21.28%, (1 Month U.S. Treasury Bill + 1,625 bps), 3/11/26 (144A)	249,800
		$718,750

	Multiperil – U.S. — 2.3%
400,000(a)	Caelus Re V, 5.125%, (1 Month USD LIBOR + 10 bps), 6/5/24 (144A)	$ 32,000
250,000(a)	Caelus Re V, 5.13%, (3 Month U.S. Treasury Bill + 10 bps), 6/9/25 (144A)	25
250,000(a)	Four Lakes Re, 12.33%, (3 Month U.S. Treasury Bill + 730 bps), 1/5/24 (144A)	233,900
250,000(a)	Four Lakes Re, 15.19%, (3 Month U.S. Treasury Bill + 1,016 bps), 1/5/24 (144A)	231,350
500,000(a)	Matterhorn Re, 12.59%, (SOFR + 775 bps), 3/24/25 (144A)	457,250
375,000(a)	Residential Re, 12.03%, (3 Month U.S. Treasury Bill + 700 bps), 12/6/26 (144A)	374,212
250,000(a)	Residential Reinsurance Re 2019, 17.42%, (3 Month U.S. Treasury Bill + 1,239 bps), 12/6/23 (144A)	239,850
500,000(a)	Residential Reinsurance Re 2021, 16.94%, (3 Month U.S. Treasury Bill + 1,191 bps), 12/6/25 (144A)	449,150
250,000(a)	Sanders Re III, 10.78%, (3 Month U.S. Treasury Bill + 575 bps), 4/7/27 (144A)	251,000
		$2,268,737

	Multiperil – U.S. & Canada — 2.6%
250,000(a)	Hypatia, 12.355%, (3 Month U.S. Treasury Bill + 733 bps), 6/7/23 (144A)	$ 248,625
750,000(a)	Hypatia, 15.305%, (3 Month U.S. Treasury Bill + 1,028 bps), 6/7/23 (144A)	749,625
250,000(a)	Kilimanjaro III Re, 17.39%, (3 Month U.S. Treasury Bill + 1,236 bps), 4/21/25 (144A)	207,500
250,000(a)	Kilimanjaro III Re, 17.39%, (3 Month U.S. Treasury Bill + 1,236 bps), 4/20/26 (144A)	191,875
250,000(a)	Matterhorn Re, 10.541%, (SOFR + 575 bps), 12/8/25 (144A)	219,825
250,000(a)	Mona Lisa Re, 17.53%, (3 Month U.S. Treasury Bill + 1,250 bps), 1/8/26 (144A)	254,225
The accompanying notes are an integral part of these financial statements.
32Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Principal Amount USD ($)		Value
	Multiperil – U.S. & Canada — (continued)
250,000(a)	Mystic Re IV, 11.16%, (3 Month U.S. Treasury Bill + 613 bps), 1/8/25 (144A)	$ 227,600
500,000(a)	Mystic Re IV, 11.69%, (3 Month U.S. Treasury Bill + 1,160 bps), 1/8/25 (144A)	433,800
		$2,533,075

	Pandemic – U.S — 0.2%
250,000(a)	Vitality Re XI, 6.83%, (3 Month U.S. Treasury Bill + 180 bps), 1/9/24 (144A)	$ 245,450
	Windstorm – Florida — 0.2%
250,000(a)	Integrity Re, 12.03%, (3 Month U.S. Treasury Bill + 700 bps), 6/6/25 (144A)	$ 225,000
	Windstorm – Jamaica — 0.3%
250,000(a)	International Bank for Reconstruction & Development, 9.217%, (SOFR + 440 bps), 12/29/23 (144A)	$ 246,500
	Windstorm – North Carolina — 0.5%
250,000(a)	Cape Lookout Re, 8.25%, (1 Month U.S. Treasury Bill + 322 bps), 3/22/24 (144A)	$ 242,700
250,000(a)	Cape Lookout Re, 10.03%, (3 Month U.S. Treasury Bill + 500 bps), 3/28/25 (144A)	238,675
		$481,375

	Windstorm – Texas — 0.3%
250,000(a)	Alamo Re II, 10.55%, (1 Month U.S. Treasury Bill + 552 bps), 6/8/23 (144A)	$ 250,000
	Windstorm – U.S. — 1.8%
250,000(a)	Alamo Re, 13.53%, (1 Month U.S. Treasury Bill + 850 bps), 6/7/26 (144A)	$ 249,875
250,000(a)	Bonanza Re, 13.28%, (3 Month U.S. Treasury Bill + 825 bps), 1/8/26 (144A)	249,550
250,000(a)	Cape Lookout Re, 11.53%, (1 Month U.S. Treasury Bill + 650 bps), 4/28/26 (144A)	249,875
250,000(a)	Gateway Re, 18.03%, (1 Month U.S. Treasury Bill + 1,300 bps), 2/24/26 (144A)	259,225
250,000(a)	Gateway Re II, 14.53%, (3 Month U.S. Treasury Bill + 950 bps), 4/27/26 (144A)	249,875
250,000(a)	Merna Re II, 10.25%, (3 Month U.S. Treasury Bill + 1,025 bps), 7/7/26 (144A)	249,875
250,000(a)	Purple Re, 17.28%, (1 Month U.S. Treasury Bill + 1,225 bps), 4/24/26 (144A)	249,875
		$1,758,150

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2333

Schedule of Investments  |  4/30/23 (continued)
Principal Amount USD ($)		Value
	Windstorm – U.S. Regional — 0.5%
250,000(a)	Citrus Re, 11.965%, (3 Month U.S. Treasury Bill + 675 bps), 6/7/26 (144A)	$ 250,000
250,000(a)	Citrus Re, 14.215%, (3 Month U.S. Treasury Bill + 900 bps), 6/7/26 (144A)	250,000
		$500,000

	Winterstorm – Florida — 0.5%
250,000(a)	Integrity Re, 17.03%, (1 Month U.S. Treasury Bill + 1,200 bps), 6/6/25 (144A)	$ 249,800
250,000(a)	Lightning Re, 16.03%, (3 Month U.S. Treasury Bill + 1,100 bps), 3/31/26 (144A)	253,600
		$503,400

	Total Event Linked Bonds	$9,980,312

Face Amount USD ($)
	Collateralized Reinsurance — 3.9%
	Multiperil – Massachusetts — 0.2%
250,000(c)(j)+	Portsalon Re 2022, 5/31/28	$ 229,230
	Multiperil – U.S. — 1.1%
250,000(c)(j)+	Ballybunion Re 2020, 2/29/24	$ 28,244
100,000(c)(j)+	Ballybunion Re 2021-3, 7/31/25	2,236
264,839(c)(j)+	Ballybunion Re 2022, 12/31/27	5,019
250,000(c)(j)+	Ballybunion Re 2022-2, 5/31/28	253,878
97,898(c)(j)+	Ballybunion Re 2022-3, 6/30/28	100,742
264,416(c)(j)+	Ballybunion Re 2023, 12/31/28	265,843
500,000(c)+	Gamboge Re, 3/31/29	428,552
		$1,084,514

	Multiperil – Worldwide — 1.8%
250,000(c)(j)+	Amaranth Re 2023, 12/31/28	$ 222,269
650,000(c)(j)+	Cypress Re 2017, 1/31/24	65
462,683(c)(j)+	Dartmouth Re 2018, 1/31/24	82,739
100,000(c)(j)+	Dartmouth Re 2021, 12/31/24	56,920
27,000(c)(j)+	Limestone Re 2019-2, 10/1/23 (144A)	902
500,000(c)(j)+	Merion Re 2023-1, 12/31/28	463,912
250,000(c)(j)+	Old Head Re 2022, 12/31/27	125,000
250,000(c)(j)+	Old Head Re 2023, 12/31/28	195,220
250,000(c)(j)+	Porthcawl Re 2023, 12/31/28	214,724
700,000(c)(j)+	Resilience Re, 5/1/23	—
The accompanying notes are an integral part of these financial statements.
34Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
250,000(c)(j)+	Walton Health Re 2019, 6/30/23	$ 135,667
250,000(c)(j)+	Walton Health Re 2022, 12/15/27	243,948
		$1,741,366

	Windstorm – Florida — 0.6%
383,000(c)(j)+	Isosceles Re 2022, 5/31/28	$ 382,540
750,000(c)(j)+	Portrush Re 2017, 6/15/23	159,525
		$542,065

	Windstorm – U.S. Regional — 0.2%
1,015,734(j)+	Oakmont Re 2020, 4/30/24	$ —
750,000(c)(j)+	Oakmont Re 2022, 4/1/28	235,879
		$235,879

	Total Collateralized Reinsurance	$3,833,054

	Reinsurance Sidecars — 8.6%
	Multiperil – U.S. — 0.3%
250,000(c)(j)+	Carnoustie Re 2020, 12/31/23	$ 28,832
226,387(c)(j)+	Carnoustie Re 2023, 12/31/28	234,440
1,000,000(c)(k)+	Harambee Re 2018, 12/31/24	—
1,000,000(k)+	Harambee Re 2019, 12/31/24	1,600
500,000(k)+	Harambee Re 2020, 12/31/23	7,050
		$271,922

	Multiperil – U.S. Regional — 0.0%†
250,000(c)(j)+	Brotherhood Re, 1/31/24	$ —
	Multiperil – Worldwide — 8.3%
3,037(k)+	Alturas Re 2019-2, 3/10/24	$ 1,033
24,550(k)+	Alturas Re 2019-3, 9/12/23	307
60,078(k)+	Alturas Re 2020-2, 3/10/24	1,184
225,450(k)+	Alturas Re 2020-3, 9/30/24	—
439,922(c)(k)+	Alturas Re 2021-2, 12/31/24	—
213,682(c)(k)+	Alturas Re 2021-3, 7/31/25	34,510
376,048(c)(k)+	Alturas Re 2022-2, 12/31/27	141,507
492,000(j)+	Bantry Re 2019, 12/31/24	8,373
500,000(c)(j)+	Bantry Re 2021, 12/31/24	44,696
417,157(c)(j)+	Bantry Re 2022, 12/31/27	48,749
386,213(c)(j)+	Bantry Re 2023, 12/31/28	401,382
1,128,124(c)(j)+	Berwick Re 2019-1, 12/31/24	179,936
993,323(c)(j)+	Berwick Re 2020-1, 12/31/23	99
750,000(c)(j)+	Berwick Re 2022, 12/31/27	47,819
1,000,000(c)(j)+	Berwick Re 2023, 12/31/28	1,029,279
70,000(c)(j)+	Eden Re II, 3/22/24 (144A)	18,970
49,927(c)(j)+	Eden Re II, 3/21/25 (144A)	25,912
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2335

Schedule of Investments  |  4/30/23 (continued)
Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
80,000(c)(j)+	Eden Re II, 3/20/26 (144A)	$ 59,184
300,000(c)(j)+	Eden Re II, 3/19/27 (144A)	308,790
250,000(c)(j)+	Gleneagles Re 2021, 12/31/24	25
250,000(c)(j)+	Gleneagles Re 2022, 12/31/27	130,196
1,059,157(j)+	Gullane Re 2018, 12/31/24	50,018
1,000,000(c)(j)+	Gullane Re 2023, 12/31/28	1,048,244
250,000(c)(k)+	Lion Rock Re 2020, 1/31/24	—
250,000(c)(k)+	Lion Rock Re 2021, 12/31/24	52,325
498,977(c)(k)+	Lorenz Re 2019, 6/30/23	5,439
500,000(j)+	Merion Re 2018-2, 12/31/24	37,944
500,000(c)(j)+	Merion Re 2021-2, 12/31/24	98,250
363,953(c)(j)+	Merion Re 2022-2, 12/31/27	345,068
735,313(c)(j)+	Pangaea Re 2019-3, 7/1/23	26,450
746,905(j)+	Pangaea Re 2022-1, 12/31/27	24,815
250,000(c)(j)+	Pangaea Re 2022-3, 5/31/28	258,750
1,000,000(c)(j)+	Pangaea Re 2023-1, 12/31/28	1,043,474
250,000(c)(j)+	Phoenix 3 Re 2023-3, 1/4/29	262,400
200,000(j)+	Sector Re V, 3/1/24 (144A)	98,064
25,000(j)+	Sector Re V, 12/1/24 (144A)	41,862
15,000(a)(c)(j)+	Sector Re V, 12/1/26 (144A)	70,308
4,500(a)(c)(j)+	Sector Re V, 12/1/26 (144A)	21,093
500,000(c)(j)+	Sector Re V, 12/1/27 (144A)	537,143
515,671(j)+	Sussex Re 2020-1, 12/31/24	1,083
250,000(j)+	Sussex Re 2021-1, 12/31/24	10,100
500,000(c)(j)+	Sussex Re 2022, 12/31/27	85,200
313,499(k)+	Thopas Re 2019, 12/31/24	1,035
300,000(k)+	Thopas Re 2020, 12/31/23	—
250,000(k)+	Thopas Re 2021, 12/31/24	4,025
250,000(k)+	Thopas Re 2022, 12/31/27	4,150
766,025(c)(k)+	Thopas Re 2023, 12/31/28	810,071
375,860(k)+	Torricelli Re 2021, 7/31/25	15,599
500,000(c)(k)+	Torricelli Re 2022, 6/30/28	543,281
500,000(j)+	Versutus Re 2018, 12/31/24	2,800
441,274(j)+	Versutus Re 2019-A, 12/31/24	1,765
58,727(j)+	Versutus Re 2019-B, 12/31/24	235
500,000(c)(k)+	Viribus Re 2018, 12/31/24	—
212,306(k)+	Viribus Re 2019, 12/31/24	1,507
240,783(c)(k)+	Viribus Re 2020, 12/31/23	8,307
221,888(k)+	Viribus Re 2022, 12/31/27	10,917
The accompanying notes are an integral part of these financial statements.
36Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
507,289(c)(j)+	Woburn Re 2018, 12/31/24	$ 11,199
499,829(c)(j)+	Woburn Re 2019, 12/31/24	86,511
		$8,101,383

	Total Reinsurance Sidecars	$8,373,305

	Total Insurance-Linked Securities (Cost $23,428,768)	$22,186,671

Principal Amount USD ($)
	Foreign Government Bonds — 1.8% of Net Assets
	Angola — 0.4%
448,000	Angolan Government International Bond, 8.250%, 5/9/28 (144A)	$ 391,749
	Total Angola	$391,749

	Ghana — 0.3%
320,000(b)	Ghana Government International Bond, 7.875%, 2/11/35 (144A)	$ 118,144
500,000(b)	Ghana Government International Bond, 8.627%, 6/16/49	175,000
	Total Ghana	$293,144

	Mexico — 1.0%
MXN18,385,500	Mexican Bonos, 8.000%, 12/7/23	$ 1,001,435
	Total Mexico	$1,001,435

	Ukraine — 0.1%
750,000(b)	Ukraine Government International Bond, 8.994%, 2/1/26 (144A)	$ 130,218
	Total Ukraine	$130,218

	Total Foreign Government Bonds (Cost $2,989,965)	$1,816,546

The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2337

Schedule of Investments  |  4/30/23 (continued)
Shares		Value
	SHORT TERM INVESTMENTS — 4.7% of Net Assets
	Open-End Fund — 4.7%
4,647,486(l)	Dreyfus Government Cash Management, Institutional Shares, 4.76%	$ 4,647,486
		$4,647,486

	TOTAL SHORT TERM INVESTMENTS (Cost $4,647,486)	$4,647,486

Number of Contracts	Description	Counterparty	Amount	Strike Price	Expiration Date
	Over The Counter (OTC) Currency Put Option Purchased — 0.0%†
1,350,000	Put EUR Call USD	Goldman Sachs & Co.	EUR 28,531	EUR 1.02	11/28/23	$4,244
	Total Over The Counter (OTC) Currency Put Option Purchased (Premiums paid $ 28,531)					$4,244

	TOTAL OPTIONS PURCHASED (Premiums paid $ 28,531)					$4,244

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 142.1% (Cost $155,593,064)					$138,996,811
	Over The Counter (OTC) Currency Call Option Written — (0.0%)†
(1,350,000)	Call EUR Put USD	Goldman Sachs & Co.	EUR 28,531	EUR 1.10	11/28/23	$(43,271)
	Total Over The Counter (OTC) Currency Call Option Written (Premiums received $(28,531))					$(43,271)

	OTHER ASSETS AND LIABILITIES — (42.1)%					$(41,183,353)
	net assets — 100.0%					$97,770,187

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
FRESB	Freddie Mac Multifamily Small Balance Certificates.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
The accompanying notes are an integral part of these financial statements.
38Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At April 30, 2023, the value of these securities amounted to $103,648,764, or 106.0% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2023.
(b)	Security is in default.
(c)	Non-income producing security.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2023.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(g)	Security is priced as a unit.
(h)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(i)	Security is perpetual in nature and has no stated maturity date.
(j)	Issued as participation notes.
(k)	Issued as preference shares.
(l)	Rate periodically changes. Rate disclosed is the 7-day yield at April 30, 2023.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2023.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alamo Re	4/12/2023	$250,000	$249,875
Alamo Re II	5/29/2020	250,000	250,000
Alturas Re 2019-2	12/19/2018	2,656	1,033
Alturas Re 2019-3	6/26/2019	24,550	307
Alturas Re 2020-2	1/1/2020	53,484	1,184
Alturas Re 2020-3	8/3/2020	—	—
Alturas Re 2021-2	2/16/2021	22,989	—
Alturas Re 2021-3	8/16/2021	60,508	34,510
Alturas Re 2022-2	1/18/2022	175,265	141,507
Amaranth Re 2023	1/27/2023	208,962	222,269
Ballybunion Re 2020	12/31/2019	17,156	28,244
Ballybunion Re 2021-3	8/2/2021	2,102	2,236
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2339

Schedule of Investments  |  4/30/23 (continued)
Restricted Securities	Acquisition date	Cost	Value
Ballybunion Re 2022	3/9/2022	$423	$5,019
Ballybunion Re 2022-2	8/9/2022	250,000	253,878
Ballybunion Re 2022-3	8/9/2022	97,898	100,742
Ballybunion Re 2023	3/21/2023	264,416	265,843
Bantry Re 2019	2/1/2019	—	8,373
Bantry Re 2021	1/11/2021	51,839	44,696
Bantry Re 2022	2/2/2022	30,944	48,749
Bantry Re 2023	1/12/2023	386,213	401,382
Berwick Re 2019-1	12/31/2018	134,801	179,936
Berwick Re 2020-1	9/24/2020	—	99
Berwick Re 2022	12/31/2021	46,769	47,819
Berwick Re 2023	2/1/2023	1,000,000	1,029,279
Bonanza Re	1/6/2023	250,000	249,550
Brotherhood Re	1/22/2018	40,341	—
Caelus Re V	4/27/2017	400,000	32,000
Caelus Re V	5/4/2018	250,000	25
Cape Lookout Re	3/9/2021	250,000	242,700
Cape Lookout Re	3/16/2022	250,000	238,675
Cape Lookout Re	4/14/2023	250,000	249,875
Carnoustie Re 2020	7/16/2020	6,309	28,832
Carnoustie Re 2023	3/22/2023	226,387	234,440
Citrus Re	4/27/2023	250,000	250,000
Citrus Re	4/27/2023	250,000	250,000
Cypress Re 2017	1/24/2017	2,185	65
Dartmouth Re 2018	1/18/2018	173,152	82,739
Dartmouth Re 2021	1/19/2021	37,395	56,920
Eden Re II	12/23/2019	57,847	18,970
Eden Re II	1/25/2021	49,927	25,912
Eden Re II	1/21/2022	80,000	59,184
Eden Re II	1/17/2023	300,000	308,790
FloodSmart Re	2/8/2022	248,569	234,850
FloodSmart Re	2/14/2022	250,000	234,100
FloodSmart Re	2/23/2023	250,000	249,800
Four Lakes Re	11/5/2020	250,000	233,900
Four Lakes Re	11/5/2020	250,000	231,350
Gamboge Re	4/20/2023	422,596	428,552
Gateway Re	2/3/2023	250,000	259,225
Gateway Re II	4/13/2023	250,000	249,875
Gleneagles Re 2021	1/13/2021	4,575	25
Gleneagles Re 2022	1/18/2022	122,384	130,196
Gullane Re 2018	3/26/2018	—	50,018
Gullane Re 2023	1/10/2023	1,000,000	1,048,244
Harambee Re 2018	12/19/2017	21,232	—
Harambee Re 2019	12/20/2018	—	1,600
Harambee Re 2020	2/27/2020	—	7,050
Hypatia	7/10/2020	751,633	749,625
The accompanying notes are an integral part of these financial statements.
40Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Restricted Securities	Acquisition date	Cost	Value
Hypatia	4/9/2021	$250,590	$248,625
Integrity Re	5/9/2022	250,000	225,000
Integrity Re	3/23/2023	250,000	249,800
International Bank for Reconstruction & Development	7/19/2021	250,000	246,500
Isosceles Re 2022	8/11/2022	358,351	382,540
Kilimanjaro III Re	4/8/2021	250,000	207,500
Kilimanjaro III Re	4/8/2021	250,000	191,875
Lightning Re	3/20/2023	250,000	253,600
Limestone Re 2019-2	6/20/2018	230	902
Lion Rock Re 2020	12/30/2019	—	—
Lion Rock Re 2021	3/1/2021	107,115	52,325
Lorenz Re 2019	6/26/2019	95,628	5,439
Matterhorn Re	12/15/2021	250,000	219,825
Matterhorn Re	3/10/2022	500,000	457,250
Merion Re 2018-2	12/28/2017	—	37,944
Merion Re 2021-2	12/28/2020	136,047	98,250
Merion Re 2022-2	3/1/2022	363,953	345,068
Merion Re 2023-1	1/11/2023	441,808	463,912
Merna Re II	4/5/2023	250,000	249,875
Mona Lisa Re	12/30/2022	250,000	254,225
Mystic Re IV	6/9/2021	500,000	433,800
Mystic Re IV	10/26/2021	249,100	227,600
Oakmont Re 2020	12/3/2020	—	—
Oakmont Re 2022	5/9/2022	172,533	235,879
Old Head Re 2022	1/6/2022	188,288	125,000
Old Head Re 2023	1/11/2023	168,991	195,220
Pangaea Re 2019-3	7/25/2019	22,059	26,450
Pangaea Re 2022-1	1/11/2022	—	24,815
Pangaea Re 2022-3	6/15/2022	250,000	258,750
Pangaea Re 2023-1	1/23/2023	1,000,000	1,043,474
Phoenix 3 Re 2023-3	12/21/2020	224,140	262,400
Porthcawl Re 2023	1/23/2023	197,811	214,724
Portrush Re 2017	6/12/2017	575,239	159,525
Portsalon Re 2022	7/15/2022	202,158	229,230
Purple Re	4/6/2023	250,000	249,875
Residential Re	11/22/2022	375,000	374,212
Residential Reinsurance Re 2019	11/5/2019	250,000	239,850
Residential Reinsurance Re 2021	10/28/2021	500,000	449,150
Resilience Re	2/8/2017	338	—
Sanders Re III	3/24/2023	250,000	251,000
Sector Re V	4/23/2019	136,505	98,064
Sector Re V	12/4/2019	480	41,862
Sector Re V	12/6/2021	15,000	70,308
Sector Re V	1/5/2022	4,500	21,093
Sector Re V	12/30/2022	500,000	537,143
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2341

Schedule of Investments  |  4/30/23 (continued)
Restricted Securities	Acquisition date	Cost	Value
Sussex Re 2020-1	1/21/2020	$—	$1,083
Sussex Re 2021-1	1/26/2021	7,671	10,100
Sussex Re 2022	1/5/2022	47,654	85,200
Thopas Re 2019	2/13/2019	—	1,035
Thopas Re 2020	12/30/2019	—	—
Thopas Re 2021	1/22/2021	—	4,025
Thopas Re 2022	2/15/2022	—	4,150
Thopas Re 2023	2/13/2023	766,025	810,071
Torricelli Re 2021	7/2/2021	—	15,599
Torricelli Re 2022	7/26/2022	500,000	543,281
Ursa Re	4/12/2023	250,000	249,875
Versutus Re 2018	12/20/2017	—	2,800
Versutus Re 2019-A	1/28/2019	—	1,765
Versutus Re 2019-B	12/24/2018	—	235
Viribus Re 2018	12/22/2017	10,559	—
Viribus Re 2019	3/25/2019	—	1,507
Viribus Re 2020	3/12/2020	24,541	8,307
Viribus Re 2022	4/18/2022	—	10,917
Vitality Re XI	1/23/2020	250,000	245,450
Walton Health Re 2019	7/18/2019	79,818	135,667
Walton Health Re 2022	7/13/2022	208,375	243,948
Woburn Re 2018	3/20/2018	153,507	11,199
Woburn Re 2019	1/30/2019	69,247	86,511
Total Restricted Securities			$22,186,671
% of Net assets			22.7%
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	660,000	USD	711,158	Brown Brothers Harriman & Co.	5/25/23	$17,337
USD	503,417	EUR	469,000	Brown Brothers Harriman & Co.	5/25/23	(14,256)
USD	396,659	GBP	324,000	Brown Brothers Harriman & Co.	6/26/23	(11,028)
USD	5,397,433	EUR	4,890,000	JPMorgan Chase Bank NA	7/25/23	(17,457)
EUR	2,368,000	USD	2,566,172	State Street Bank & Trust Co.	6/27/23	52,192
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$26,788
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
EUR	— Euro
GBP	— Great British Pound
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
The accompanying notes are an integral part of these financial statements.
42Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

USD	— United States Dollar
Purchases and sales of securities (excluding short-term investments) for the year ended April 30, 2023, aggregated $35,070,387 and $46,538,296, respectively.
At April 30, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $156,727,754 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$6,044,273
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(23,791,699)
Net unrealized depreciation	$(17,747,426)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of April 30, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$—	$4,534,870	$—	$4,534,870
Common Stocks
Household Durables	94	—	—	94
Oil, Gas & Consumable Fuels	42	109	—	151
Passenger Airlines	—	—	268,817	268,817
Asset Backed Securities	—	3,415,627	—	3,415,627
Collateralized Mortgage Obligations	—	2,576,496	—	2,576,496
Commercial Mortgage-Backed Securities	—	11,511,576	—	11,511,576
Convertible Corporate Bonds	—	2,210,890	—	2,210,890
Corporate Bonds	—	85,243,103	—	85,243,103
Preferred Stock
Capital Markets	32,654	—	—	32,654
All Other Preferred Stock	—	542,663	—	542,663
Right/Warrant	4,923	—	—	4,923
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2343

Schedule of Investments  |  4/30/23 (continued)
	Level 1	Level 2	Level 3	Total
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – Massachusetts	$—	$—	$229,230	$229,230
Multiperil – U.S.	—	—	1,084,514	1,084,514
Multiperil – Worldwide	—	—	1,741,366	1,741,366
Windstorm – Florida	—	—	542,065	542,065
Windstorm – U.S. Regional	—	—	235,879	235,879
Reinsurance Sidecars
Multiperil – U.S.	—	—	271,922	271,922
Multiperil – U.S. Regional	—	—	—*	—*
Multiperil – Worldwide	—	—	8,101,383	8,101,383
All Other Insurance-Linked Securities	—	9,980,312	—	9,980,312
Foreign Government Bonds	—	1,816,546	—	1,816,546
Open-End Fund	4,647,486	—	—	4,647,486
Over The Counter (OTC) Currency Put Option Purchased	—	4,244	—	4,244
Total Investments in Securities	$4,685,199	$121,836,436	$12,475,176	$138,996,811
Other Financial Instruments
Credit Agreement(a)	$—	$(42,575,000)	$—	$(42,575,000)
Over The Counter (OTC) Currency Call Option Written	—	(43,271)	—	(43,271)
Net unrealized appreciation on forward foreign currency exchange contracts	—	26,788	—	26,788
Total Other Financial Instruments	$—	$(42,591,483)	$—	$(42,591,483)
(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.
*	Securities valued at $0.
The accompanying notes are an integral part of these financial statements.
44Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
	Common Stocks	Insurance- Linked Securities	Total
Balance as of 4/30/22	$64,395	$13,798,572	$13,862,967
Realized gain (loss)(1)	(48,176)	(1,081,657)	(1,129,833)
Changed in unrealized appreciation (depreciation)(2)	(115,267)	683,058	567,791
Return of capital	—	(6,096,799)	(6,096,799)
Purchases	—	10,781,347	10,781,347
Sales	(58,813)	(5,878,162)	(5,936,975)
Transfers in to Level 3*	426,678	—	426,678
Transfers out of Level 3*	—	—	—
Balance as of 4/30/23	$268,817	$12,206,359	$12,475,176
(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. For the year ended April 30, 2023, a security valued at $426,678 was transferred from Level 1 to Level 3 due to valuing the security using unobservable inputs. There were no other transfers into or out of Level 3 during the period.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at April 30, 2023:	$(12,480)
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2345

Statement of Assets and Liabilities  |  4/30/23
ASSETS:
Investments in unaffiliated issuers, at value (cost $155,593,064)	$138,996,811
Cash	8,348
Foreign currencies, at value (cost $424,782)	423,821
Unrealized appreciation on forward foreign currency exchange contracts	69,529
Distribution paid in advance	750,128
Receivables —
Investment securities sold	53,446
Dividends	17,319
Interest	2,103,335
Other assets	51
Total assets	$142,422,788
LIABILITIES:
Payables —
Credit agreement	$42,575,000
Investment securities purchased	1,067,329
Distributions	750,128
Directors' fees	645
Interest expense	24,096
Written options outstanding (net premiums received $(28,531))	43,271
Unrealized depreciation on forward foreign currency exchange contracts	42,741
Reserve for repatriation taxes	1,035
Management fees	16,303
Administrative expenses	10,391
Accrued expenses	121,662
Total liabilities	$44,652,601
NET ASSETS:
Paid-in capital	$170,531,878
Distributable earnings (loss)	(72,761,691)
Net assets	$97,770,187
NET ASSET VALUE PER SHARE:
No par value
Based on $97,770,187/8,334,759 shares	$11.73
The accompanying notes are an integral part of these financial statements.
46Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Statement of Operations FOR THE YEAR ENDED 4/30/23
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $25,738)	$11,951,682
Dividends from unaffiliated issuers	901,042
Total Investment Income		$12,852,724
EXPENSES:
Management fees	$1,237,309
Administrative expenses	52,628
Transfer agent fees	15,820
Stockholder communications expense	54,271
Custodian fees	1,081
Professional fees	142,101
Printing expense	23,835
Officers' and Directors' fees	9,563
Insurance expense	1,587
Interest expense	1,836,800
Miscellaneous	59,690
Total expenses		$3,434,685
Net investment income		$9,418,039
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $1,029)	$(6,038,504)
Forward foreign currency exchange contracts	(346,427)
Written options	50,405
Other assets and liabilities denominated in foreign currencies	317,412	$(6,017,114)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of ($793))	$(8,845,827)
Forward foreign currency exchange contracts	63,657
Written options	(39,744)
Other assets and liabilities denominated in foreign currencies	10,656	$(8,811,258)
Net realized and unrealized gain (loss) on investments		$(14,828,372)
Net decrease in net assets resulting from operations		$(5,410,333)
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2347

Statements of Changes in Net Assets
	Year Ended 4/30/23	Year Ended 4/30/22
FROM OPERATIONS:
Net investment income (loss)	$9,418,039	$10,691,993
Net realized gain (loss) on investments	(6,017,114)	(697,850)
Change in net unrealized appreciation (depreciation) on investments	(8,811,258)	(16,436,823)
Net decrease in net assets resulting from operations	$(5,410,333)	$(6,442,680)
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income
($1.16 and $1.32 per share, respectively)	$(9,645,645)	$(11,000,310)
Tax return of capital
($0.04 and $— per share, respectively)	(356,066)	—
Total distributions to stockholders	$(10,001,711)	$(11,000,310)
FROM FUND SHARE TRANSACTIONS:
Reinvestment of distributions	$—	$30,948
Net increase in net assets resulting from Fund share transactions	$—	$30,948
Net decrease in net assets	$(15,412,044)	$(17,412,042)
NET ASSETS:
Beginning of year	$113,182,231	$130,594,273
End of year	$97,770,187	$113,182,231
	Year Ended 4/30/23 Shares	Year Ended 4/30/23 Amount	Year Ended 4/30/22 Shares	Year Ended 4/30/22 Amount
Fund Share Transactions
Shares sold	—	$—	—	$—
Reinvestment of distributions	—	—	1,969	30,948
Net increase	—	$—	1,969	$30,948
The accompanying notes are an integral part of these financial statements.
48Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Statement of Cash Flows FOR THE YEAR ENDED 4/30/23
Cash Flows From Operating Activities
Net decrease in net assets resulting from operations	$(5,410,333)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$(32,737,408)
Proceeds from disposition and maturity of investment securities	51,486,681
Net purchases of short term investments	(4,415,320)
Net accretion and amortization of discount/premium on investment securities	(503,428)
Net realized loss on investments in unaffiliated issuers	6,038,504
Change in unrealized depreciation on investments in unaffiliated issuers	8,845,827
Change in unrealized appreciation on forward foreign currency exchange contracts	(63,657)
Change in unrealized depreciation on written options	39,744
Increase in dividends receivable	(7,530)
Decrease in interest receivable	361,609
Decrease in distributions paid in advance	166,695
Decrease in other assets	24
Increase in management fees payable	572
Increase in directors' fees payable	645
Increase in administrative expenses payable	1,887
Increase in accrued expenses payable	26,494
Proceeds from sale of written options	52,812
Net realized gain on written options	(50,405)
Net cash, restricted cash and foreign currencies from operating activities	$23,833,413
Cash Flows Used In Financing Activities:
Decrease in due to custodian	$(900,698)
Borrowings repaid	(12,375,000)
Increase in interest expense payable	24,096
Distributions to stockholders	(10,168,406)
Net cash flows used in financing activities	$(23,420,008)
NET INCREASE (DECREASE) IN CASH, RESTRICTED CASH AND FOREIGN CURRENCIES	$413,405
Cash, Restricted Cash and Foreign Currencies:
Beginning of year*	$18,764
End of year*	$432,169
Cash Flow Information:
Cash paid for interest	$1,812,704
*	The following table provides a reconciliation of cash, restricted cash and foreign currencies reported Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Year Ended 4/30/23	Year Ended 4/30/22
Cash	$8,348	$—
Foreign currenices, at value	423,821	18,764
The accompanying notes are an integral part of these financial statements
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2349

Statement of Cash Flows FOR THE YEAR ENDED 4/30/23 (continued)
	Year Ended 4/30/23	Year Ended 4/30/22
Total cash, restricted cash and foreign currencies shown in the Statement of Cash Flows	$432,169	$18,764
The accompanying notes are an integral part of these financial statements
50Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Financial Highlights
	Year Ended 4/30/23	Year Ended 4/30/22	Year Ended 4/30/21	Year Ended 4/30/20	Year Ended 4/30/19
Per Share Operating Performance
Net asset value, beginning of period	$13.58	$15.67	$12.60	$16.18	$17.09
Increase (decrease) from investment operations:
Net investment income (loss)(a)	$1.13	$1.28	$1.25	$1.19	$1.21
Net realized and unrealized gain (loss) on investments	(1.78)	(2.05)	3.16	(3.59)	(0.98)
Net increase (decrease) from investment operations	$(0.65)	$(0.77)	$4.41	$(2.40)	$0.23
Distributions to stockholders:
Net investment income and previously undistributed net investment income	$(1.16)*	$(1.32)*	$(1.34)*	$(1.18)*	$(1.14)*
Tax return of capital	(0.04)	—	—	—	—
Total distributions	$(1.20)	$(1.32)	$(1.34)	$(1.18)	$(1.14)
Net increase (decrease) in net asset value	$(1.85)	$(2.09)	$3.07	$(3.58)	$(0.91)
Net asset value, end of period	$11.73	$13.58	$15.67	$12.60	$16.18
Market value end of period	$10.02	$12.30	$14.95	$10.99	$14.39
Total return at net asset value(b)	(3.46)%	(5.19)%	37.08%	(15.21)%	2.58%
Total return at market value(b)	(8.96)%	(9.99)%	49.94%	(16.84)%	3.95%
Ratios to average net assets of stockholders:
Total expenses plus interest expense(c)	3.42%	2.11%	2.06%	2.88%	2.95%
Net investment income available to stockholders	9.39%	8.42%	8.49%	7.64%	7.37%
Portfolio turnover rate	25%	46%	57%	52%	37%
Net assets, end of period (in thousands)	$97,770	$113,182	$130,594	$104,985	$134,853
Total amount of debt outstanding (in thousands)	$42,575	$54,950	$61,000	$45,000	$61,000
Asset coverage per $1,000 of indebtedness	$3,296	$3,060	$3,141	$3,333	$3,211
*	The amount of distributions made to stockholders during the year was in excess of the net investment income earned by the Fund during the year. The Fund has accumulated undistributed net investment income which is part of the Fund’s net asset value (“NAV’). A portion of the accumulated net investment income was distributed to stockholders during the year. A decrease in distributions may have a negative effect on the market value of the Fund's shares.
(a)	The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)	Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(c)	Includes interest expense of 1.83%, 0.52%, 0.46%, 1.35%, 1.48% and 1.06%, respectively.
The accompanying notes are an integral part of these financial statements.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2351

Notes to Financial Statements  |  4/30/23
1. Organization and Signiﬁcant Accounting Policies
Pioneer Diversified High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling. The Fund was originally organized on January 30, 2007. Prior to commencing operations on May 30, 2007, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund is to seek a high level of current income and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage
52Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

risk calculated based on value-at-risk ("VaR"), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2353

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer
54Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2355

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its stockholders. Therefore, no provision for federal income taxes is required. As of April 30, 2023, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to stockholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial
56Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At April 30, 2023, the Fund reclassified $33,877 to increase distributable earnings and $33,877 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At April 30, 2023, the Fund was permitted to carry forward indefinitely $4,408,029 of short-term losses and $49,856,108 of long-term losses.
The tax character of distributions paid during the years ended April 30, 2023 and April 30, 2022, was as follows:
	2023	2022
Distributions paid from:
Ordinary income	$9,645,645	$10,083,487
Tax return of capital	356,066	—
Total	$10,001,711	$10,083,487
The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2023:
2023
Distributable earnings/(losses):
Capital loss carryforward	$(54,264,137)
Other book/tax temporary differences	(750,128)
Net unrealized depreciation	(17,747,426)
Total	$(72,761,691)
The difference between book basis and tax basis unrealized depreciation is primarily attributable to the mark to market on forward foreign currency exchange contracts, the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and the book/tax differences in the accrual of income on securities in default, trust preferred securities, adjustments relating to insurance-linked securities and the premium amortization on callable bonds.
E.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2357

individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
58Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund invests in below-investment grade (“high yield”) debt securities, floating rate loans and insurance-linked securities. The Fund may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2359

difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic information about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely affect the Fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
The Fund may invest in insurance-linked securities (“ILS”). ILS may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties, eventlinked swaps, securities of companies in the insurance or reinsurance industries, and other insurance and reinsurance-related securities. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. ILS carry significant risk. See note 1.G.
The Fund may invest in mortgage-related and asset-backed securities. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may
60Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called "sub-prime" mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
The Fund may invest in credit risk transfer securities. Credit risk transfer securities are unguaranteed and unsecured debt securities issued by government sponsored enterprises and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2361

receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis and is expected to cease publication of the remaining U.S. dollar LIBOR settings on a representative basis after September 30, 2024. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the
62Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
The Fund may invest a significant amount of its total assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in the current market in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund stockholders to effect share purchases or sales or receive distributions, loss of or unauthorized access to private stockholder information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2363

F.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at April 30, 2023 are listed in the Schedule of Investments.
G.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
64Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
H.	Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the year ended April 30, 2023 was $80,658. Open purchased options at April 30, 2023 are listed in the Schedule of Investments.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2365

I.	Option Writing
The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the year ended April 30, 2023 was $(23,061). Open written options contracts at April 30, 2023 are listed in the Schedule of Investments.
J.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).
During the year ended April 30, 2023, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
66Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

The average market value of forward foreign currency exchange contracts open during the year ended April 30, 2023, was $3,318,771 and $4,688,696 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at April 30, 2023 are listed in the Schedule of Investments.
K.	Automatic Dividend Reinvestment Plan
All stockholders whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Stockholders may elect not to participate in the Plan. Stockholders not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for stockholders in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
If a stockholder’s shares are held in the name of a brokerage firm, bank or other nominee, the stockholder can ask the firm or nominee to participate in the Plan on the stockholder’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the stockholder of record. A firm or nominee may reinvest a stockholder’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.
Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2367

invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve stockholders from any federal, state or local taxes which may be due on dividends paid in any taxable year. Stockholders holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.
L.	Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund's Statement of Assets and Liabilities includes cash on hand at the Fund's custodian bank and does not include any short-term investments. As of and for the year ended April 30, 2023, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.85% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended April 30, 2023, the management fee was 0.85% of the Fund’s average daily managed assets, which was equivalent to 1.23% of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Directors
The Fund pays an annual fee to its Directors. The Adviser reimburses the Fund for fees paid to the Interested Directors. Except for the chief
68Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended April 30, 2023, the Fund paid $9,563 in Officers' and Directors' compensation, which is reflected on the Statement of Operations as Officers' and Directors' fees. At April 30, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Directors' fees of $645 and a payable for administrative expenses of $10,391, which includes the payable for Officers' compensation.
4. Transfer Agent
American Stock Transfer & Trust Company (“AST”) serves as the transfer agent with respect to the Fund’s common shares. The Fund pays AST an annual fee, as is agreed to from time to time by the Fund and AST, for providing such services.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to stockholder communications activities such as proxy and statement mailings and outgoing phone calls.
5. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2369

particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral  due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
70Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received (a)	Net Amount of Derivative Assets (b)
Brown Brothers Harriman & Co.	$17,337	$(17,337)	$—	$—	$—
Goldman Sachs & Co.	4,244	(4,244)	—	—	—
JPMorgan Chase Bank NA	—	—	—	—	—
State Street Bank & Trust Co.	52,192	—	—	—	52,192
Total	$73,773	$(21,581)	$—	$—	$52,192
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (c)
Brown Brothers Harriman & Co.	$25,284	$(17,337)	$—	$—	$7,947
Goldman Sachs & Co.	43,271	(4,244)	—	—	39,027
JPMorgan Chase Bank NA	17,457	—	—	—	17,457
State Street Bank & Trust Co.	—	—	—	—	—
Total	$86,012	$(21,581)	$—	$—	$64,431
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
(c) Represents the net amount payable to the counterparty in the event of default.
6. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2371

Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$69,529	$—	$—
Options purchased*	—	—	4,244	—	—
Total Value	$—	$—	$73,773	$—	$—
Liabilities
Call options written	$—	$—	$43,271	$—	$—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	42,741	—	—
Total Value	$—	$—	$86,012	$—	$—

*	Reflects the market value of purchased option contracts (see Note 1H). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
72Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2023 was as follows:
Statement of Operations / Statement of Cash Flows	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Forward foreign currency exchange contracts	$—	$—	$(346,427)	$—	$—
Options purchased*	—	—	(50,405)	—	—
Options written	—	—	50,405	—	—
Total Value	$—	$—	$(346,427)	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$63,657	$—	$—
Options purchased**	—	—	(137,538)	—	—
Options written	—	—	(39,744)	—	—
Total Value	$—	$—	$(113,625)	$—	$—

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1H). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on investments in unaffiliated issuers, on the Statement of Operations.
7. Fund Shares
There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized. Transactions in common shares for the year ended April 30, 2023 and the year ended April 30, 2022 were as follows:
	4/30/23	4/30/22
Shares outstanding at beginning of year	8,334,759	8,332,790
Shares outstanding at end of year	8,334,759	8,334,759
8. Credit Agreement
The Fund has entered into a Revolving Credit Facility (the “Credit Agreement”) with the Bank of Scotia. There is a $68,000,000 borrowing limit.
At April 30, 2023, the Fund had a borrowing outstanding under the Credit Agreement totaling $42,575,000. The interest rate charged at April 30, 2023 was 5.97%. During the year ended April 30, 2023, the average daily balance was $45,231,027 at an average interest rate of 4.01%.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2373

Interest expense of $1,836,800 in connection with the Credit Agreement is included on the Statement of Operations.
The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Fund’s total liabilities not including any bank loans and senior securities, from the Fund’s total assets and dividing such amount by the principal amount of the borrowing outstanding.
The Credit Agreement has been amended to include an “evergreen” facility. More specifically, the Credit Agreement renews on a daily basis in perpetuity. The bank or Fund may, at any time, deliver a termination notice, which becomes effective 179 days after its date of delivery.
9. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of April 30, 2023, the Fund had no unfunded loan commitments outstanding.
10. Subsequent Events
A monthly distribution was declared on May 4, 2023 of $0.0900 per share payable May 31, 2023, to stockholders of record on May 18, 2023.
74Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Report of Independent Registered Public Accounting Firm
To the Board of Directors and the Stockholders of Pioneer Diversified High Income Fund, Inc.:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Diversified High Income Fund, Inc. (the “Fund”), including the schedule of investments, as of April 30, 2023, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Diversified High Income Fund, Inc. at April 30, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2375

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
June 27, 2023
76Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Additional Information (unaudited)
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.
The percentages of the Fund’s ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 57.25%.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2377

Investment Objectives, Principal Investment Strategies and Principal Risks (unaudited)
CHANGES OCCURRING DURING THE MOST RECENT FISCAL YEAR
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by stockholders or in the principal risk factors associated with investment in the Fund.
INVESTMENT OBJECTIVES
The Fund’s primary investment objective is to provide its common stockholders with a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation to the extent consistent with its primary investment objective. The Fund’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objectives.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus borrowings or other leverage for investment purposes) in a diversified portfolio of below investment grade (high yield) debt securities, loans and preferred stocks. These securities are rated below investment grade by the national rating agencies that cover the obligations (i.e., Ba and below by Moody’s or BB and below by S&P), or if unrated, are determined by the Adviser to be of comparable quality. Investment in securities of below investment grade quality, commonly referred to as “junk bonds,” involves substantial risk of loss. “Junk bonds” are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments.
The Fund will provide written notice to stockholders at least 60 days prior to any change to the requirement that it invest at least 80% of its managed assets in below investment grade (high yield) debt securities, loans and preferred stocks.
The Fund may invest in securities and other obligations of any credit quality, including those that are rated below investment grade or are unrated but determined by the Adviser to be of equivalent credit quality. The Fund does not have a policy of maintaining a specific average credit
78Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

quality or a dollar-weighted average maturity target or range for its portfolio. The Fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in certain strategic transactions.
The Fund allocates its investments principally among three sectors of the fixed income securities markets: (i) below investment grade debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets (“global high income debt securities”), (ii) floating rate loans and (iii) insurance-linked securities (“ILS”). ILS include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance- and reinsurance-related securities. ILS are typically rated below investment grade or unrated.
The Adviser believes that this actively managed, diversified portfolio of asset classes – global high yield debt securities, floating rate loans and ILS – may provide investors with a range of potential benefits across various market cycles and under various market conditions. These benefits include, among others, the potential to provide investors with a relatively high level of current income without undue risk as a result of the low correlation among these asset classes, reduced volatility due to limited exposure to interest rate and duration risk, as well as a favorable risk return profile. Specifically, the floating rate feature of both floating rate loans and ILS serves to reduce sensitivity to changes in prevailing interest rates. In addition, the introduction of ILS to the diversified portfolio enhances these benefits by reducing volatility, while providing the potential for above average returns. Moreover, the Fund’s investments in ILS offer investors access to a unique asset class that otherwise may be unavailable to them. The Fund’s investments nevertheless involve significant risks since the Fund invests at least 80% of its managed assets in below investment grade (high yield) debt securities, loans and preferred stocks.
The Adviser is responsible for managing the Fund’s overall investment program, including allocating the Fund’s investments among the different asset classes and managing the Fund’s investments in global high income debt securities, floating rate loans and ILS. The Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Fund’s investment objectives. The Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2379

fundamental quantitative and qualitative research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. The Adviser may sell a portfolio security when it believes the security no longer will contribute to meeting the Fund’s investment objectives. The Adviser makes that determination based on the same criteria it uses to select portfolio securities. In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.
In selecting ILS for investment, the Adviser uses quantitative and qualitative analysis. The Adviser utilizes quantitative analysis in an effort to model portfolio risk and attribution. This modeling process is supported by use of a risk analytic system that is used by the insurance industry. The risk analytic system contains a database of historical and hypothetical catastrophic events and property structures that assists the Adviser in its efforts to model peril exposures at both the security and portfolio level. Among the factors considered in this process are expected loss and the probabilities of loss and maximum loss. The Adviser’s qualitative analysis may consider various factors, such as trigger term (measurement of loss event specific to an instrument) or other terms of an instrument, sponsor quality, deal structure, alignment of interest between the Fund and the sponsoring insurance company, and model accuracy. The Adviser’s analysis guides the Adviser in determining the desired allocation of reinsurance-related securities by issuer, peril and geographic exposure. The Adviser may rely on information and analysis obtained from brokers, dealers and ratings organizations, among other sources.
The Fund may use financial leverage on an ongoing basis for investment purposes by borrowing from banks through a revolving credit facility. Leverage creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of higher volatility of both the net asset value of the Fund and the value of assets serving as asset coverage for the borrowing. The fees and expenses attributed to leverage, including any increase in the management fees, will be borne by holders of common shares. The Adviser intends only to leverage the Fund when it believes that the potential total return on additional investments purchased with the proceeds of leverage is likely to exceed the costs incurred in connection with the leverage. The Fund may not be leveraged at all times, and the amount of leverage, if any, may vary depending on a variety of factors, including the Adviser’s outlook for
80Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

interest rates and credit markets and the costs that the Fund would incur as a result of such leverage. The Fund’s leveraging strategy may not be successful.
Although the Adviser considers ratings when making investment decisions, the Adviser performs its own credit and investment analysis and does not rely primarily on ratings assigned by rating services. In evaluating the attractiveness of a particular obligation, whether rated or unrated, the Adviser generally gives equal weight to the obligation’s yield and the issuer’s creditworthiness and will normally take into consideration, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the availability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage and earnings prospects.
Portfolio Contents
Global high yield debt securities. The Fund’s investments in global high yield debt securities may include below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. The value of obligations of non-U.S. issuers is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States.
Floating rate instruments. Floating rate instruments pay interest rates that adjust or “float” periodically based on a specified interest rate or other reference and include floating rate loans, repurchase agreements, money market securities and shares of money market and short-term bond funds.
Floating rate loans. Floating rate loans are provided by banks and other financial institutions to large corporate customers in connection with recapitalizations, acquisitions, and refinancings. These loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These loans are rated below investment grade. The rates of interest on the loans typically adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), a designated U.S. bank’s prime or base rate or the overnight federal funds rate, plus a premium. Some loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Other loans reset periodically when the underlying rate resets.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2381

Senior loans hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, like the Fund, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral.
Floating rate loans typically are structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the Fund is a direct investor in a loan, the Fund may have the ability to influence the terms of the loan, although the Fund does not act as the sole negotiator or originator of the loan. Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the Fund invests in a loan participation, the Fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower.
Insurance-linked securities
Event-linked bonds
The Fund may invest in “event-linked” bonds, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. The trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.
Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other U.S. or non-U.S. entities. Event-linked bonds are typically rated below investment grade or may be unrated. The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur, which will cause a loss of principal. This rating may also assess the credit risk of the bond’s collateral pool, if any, and the reliability of the model used to calculate the probability of a trigger event.
82Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

The Fund’s investments in event-linked bonds may have trigger events related to a broad range of insurance risks, which can be broken down into three major categories: natural risks, weather risks and non-natural events. Investments in event-linked bonds with trigger events related to natural risks will represent the largest portion of the Fund’s event-linked bond investments. The events covered are natural catastrophes, such as hurricanes, other windstorms, earthquakes and fires. Investments in event-linked bonds linked to weather risks provide insurance to companies, or insurers of companies, whose sales depend on the weather and provide a hedge on the impact of weather-related risks. For example, a weather event-linked bond could provide coverage based on the average temperature in a region over a given period. Investments in event-linked bonds linked to non-natural risks could cover a much broader array of insurable risks, such as aerospace and shipping catastrophes.
The Fund may invest in other types of event-linked bonds where the trigger event may be based on company-wide losses (“indemnity triggers”), index-based losses (“index triggers”) or a combination of triggers (“hybrid triggers”).
Indemnity triggers. Indemnity triggers are based on losses of the insurance company or other entity issuing the event-linked bond. The trigger event would be considered to have occurred if a company’s losses on catastrophic insurance claims exceeded a certain aggregate amount of insured claims. If the company’s losses were less than the pre-determined aggregate amount, then the trigger event would not be considered to have occurred and the Fund would be entitled to recover its principal plus accrued but unpaid interest. Indemnity triggers require investors and rating agencies to understand the risks of the insurance and reinsurance policies underwritten by the company, which may be difficult to obtain and ascertain, particularly in the case of complex commercial insurance and reinsurance policies. In addition, event-linked bond investors are dependent upon the company’s ability to settle catastrophe claims in a manner that would not be disadvantageous to investors’ interests.
Index triggers. Index triggers follow one of three broad approaches: parametric, industry-loss and modeled-loss, or a combination thereof, which is discussed below as “hybrid triggers.” Index triggers are based on pre-defined formulas, which eliminate the risks relating to a company’s insurance claims-handling practices and potential information barriers. However, index triggers are generally riskier than indemnity triggers, since investors in event-linked bonds that have index triggers are dependent upon the accuracy of the models and reporting services used to calculate the formulas.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2383

- Parametric. Parametric index triggers are based upon the occurrence of a catastrophic event with certain defined physical parameters (e.g., wind speed and location of a hurricane or magnitude and location of an earthquake).
- Industry-loss. Industry loss index triggers are based upon the estimated loss for the insurance industry as a whole from a particular catastrophe. Estimates are derived from a reporting service, such as Property Claim Services.
- Modeled-loss. Modeled-loss index triggers are based upon a catastrophe-modeling firm’s database estimate of an industry loss, or a company’s losses compared to a modeling firm’s industry estimate of losses.
Hybrid triggers. Hybrid triggers involve more than one trigger type in a single transaction or tranche of an event-linked bond. For example, a hybrid trigger could involve the occurrence of both a U.S. hurricane and a Japanese earthquake with a different kind of index trigger for each. Another example of a hybrid trigger involves different trigger types occurring in a particular sequence. For example, after the occurrence of a qualifying U.S. earthquake, a modeled-loss index is used to establish a company’s overall market share, and then applied to the industry loss index associated with the qualifying event to determine any principal reduction. Hybrid triggers may be more complicated and difficult to understand for investors, and involve the applicable risks associated with the types of triggers described above.
Structured reinsurance investments
ILS include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Quota share instruments and other structured reinsurance investments generally will be considered illiquid securities by the Fund. The Fund may invest substantially in illiquid securities.
Structured reinsurance investments developed along with event-linked bonds as a mechanism to facilitate risk-transfer from insurance markets to capital markets investors. These instruments are typically more customizable but less liquid investments than event-linked bonds. Like event-linked bonds, an investor in structured reinsurance investments participates in the premiums and losses associated with underlying reinsurance contracts. Where the instruments are based on the performance
84Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

of underlying reinsurance contracts, the Fund has limited transparency into the underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information.  The instruments typically mature in one year.
The Fund invests indirectly in reinsurance contracts, by holding notes or preferred shares issued by a SPV or similar instrument whose performance is tied to an underlying reinsurance transaction, including quota share instruments. Quota share instruments are a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio of catastrophe-oriented policies, according to a predefined percentage. For example, under a 10% quota share agreement, the SPV would be entitled to 10% of all premiums associated with a defined portfolio and be responsible for 10% of all related claims. The Fund, as a holder of a quota share issued by an SPV would be entitled to its pro rata share of premiums received by the SPV and would be responsible for its pro rata share of the claims, up to the total amount invested.
Collateralized reinsurance investments are privately structured securities or derivatives utilized to gain exposure to the reinsurance market. Collateralized reinsurance entails an SPV entering into a reinsurance arrangement that is then collateralized by invested capital and premiums related to the insurance coverage. The collateral is designed to cover in full the potential claims that could arise from the underlying reinsurance contract.
Structured reinsurance investments may include industry loss warranties (“ILWs”). ILWs are insurance-linked securities used to finance peak, nonrecurrent insurance risks, such as hurricanes, tropical storms and earthquakes. ILWs feature an industry loss index trigger, and, in some cases, a dual trigger design that includes a protection buyer indemnity trigger. A traditional ILW takes the form of a bilateral reinsurance contract, but there are also index products that take the form of derivatives, collateralized structures or exchange traded instruments. The common feature among these forms is that the payout trigger is based on an industry loss index or a parametric index. County-weighted industry loss warranties are variations of ILWs that provide reinsurance protection at a county level rather than state-wide or industry-wide losses.
The reinsurance market is highly cyclical, with coverage being written at the beginning of the year and midyear for coverage for the following
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2385

12 months. The pricing of reinsurance is also highly cyclical as premiums for reinsurance coverage are driven, in large part, by insurers’ recent loss experience.
Other fixed income securities
The Fund’s fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in fixed-income securities with a broad range of maturities. The Fund’s investments also may include unsecured or subordinated loans, revolving credit facilities, investment grade fixed income securities, convertible securities and money market instruments, such as commercial paper. The Fund also may purchase other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans).
The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind (PIK bonds). To the extent the Fund invests in such instruments, they will not contribute to the Fund’s primary goal of current income. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for federal income tax purposes and is required to distribute its net income each year in order to qualify for the favorable federal income tax treatment potentially available to regulated investment companies. The Fund may be required to sell securities to obtain cash needed for income distributions.
The Fund may hold securities that are unrated or in the lowest ratings categories (rated C by Moody’s or D by S&P). Because of the greater number of investment considerations involved in investing in high yield, high risk floating rate loans and bonds, the achievement of the Fund’s objectives depends more on the Adviser’s judgment and analytical abilities than would be the case if invested primarily in securities in the higher ratings categories. The Fund may purchase obligations issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code.
86Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

While these investments are not a primary focus of the Fund, the Fund does not have a policy limiting such investments to a specific percentage of the Fund’s assets.
Other debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities, including notes, bonds and debentures; certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates.
The Fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in hedging transactions.
Preferred securities. The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.
Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2387

note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.
Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock’s dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.
Convertible securities. The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.
Zero coupon securities. The Fund may invest in zero coupon securities. Zero coupon securities are debt instruments that do not pay interest during the life of the security but are issued at a discount from the amount the investor will receive when the issuer repays the amount borrowed (the face value). The discount approximates the total amount of interest that would be paid at an assumed interest rate.
Mortgage- and asset-backed securities. The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The Fund’s investments in mortgage related securities may include mortgage derivatives and structured securities.
88Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

The Fund may invest in commercial mortgage-backed securities (“CMBS”). CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.
The commercial mortgages underlying certain commercial mortgage-backed securities generally allow all or a substantial portion of the loan balance to be paid at maturity, commonly known as a balloon payment. Some mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, where payments are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed securities.
The Fund may invest in credit risk transfer securities. Credit risk transfer securities are a type of mortgage-related security that transfers the credit risk related to certain types of mortgage-backed securities to the owner of the credit risk transfer security. Credit risk transfer securities are commonly issued by government-sponsored enterprises (GSEs), such as FNMA or FHLMC, but may also be issued by private entities such as banks or other financial institutions. Credit risk transfer securities issued by GSEs are unguaranteed and unsecured fixed or floating rate general obligations and are typically issued at par and have stated final maturities. In addition, GSE-issued credit risk transfer securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a pool of residential mortgage loans acquired by the GSE. In this regard, holders of GSE credit risk transfer securities receive compensation for providing credit protection to the GSE and, when a specified level of losses on the underlying mortgage loans occurs, the principal balance and certain payments owed to the holders of such GSE credit risk transfer securities may be reduced.
In the event that a government sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2389

transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by FNMA and FHLMC, or other government sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
To the extent the Fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.
Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying mortgages are prepaid.
The Fund may invest in mortgage derivatives and structured securities. Mortgage derivatives or structured securities typically are not secured by real property. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.
Inverse floating rate obligations. The Fund may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Second lien loans and other subordinated securities. The Fund may invest in second lien loans and other securities that are subordinated or “junior”
90Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.
Collateralized debt obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs have securitized certain financial assets by issuing securities in the form of negotiable paper that are issued by an SPV. These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.
The Fund also may invest in CBOs, which are structured debt securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be “market value” (or managed) pools of collateral. The CBO issues debt securities that are typically separated into tranches representing different degrees of credit quality. The top tranche of securities has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches have a lesser degree of collateralization quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of a CBO is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Fund expects to invest in the lower tranches of a CBO.
A CLO is a structured debt security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically floating rate loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of securities issued by a CLO.
Credit-linked notes. The Fund may invest in credit-linked notes (“CLNs”) for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2391

credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.
Credit default swaps. The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.
Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.
Event-linked swaps. The Fund may obtain event-linked exposure by investing in event-linked swaps, which are similar to credit default swaps but typically are contingent, or formulaically related to defined trigger events. Trigger events include hurricanes, earthquakes and weather-related phenomena, including statistics relating to such events. If a trigger event occurs, the Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.
U.S. government securities. The Fund may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S.
92Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and GNMA certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the FHLBs; supported by the discretionary authority of the U.S. government to purchase the agency’s securities like those of the FNMA; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. U.S. government securities include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest-bearing securities with comparable maturities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by GNMA, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by FNMA and FHLMC.
Money market instruments. Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’ acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.
Common stocks. The Fund may acquire an interest in common stocks upon the default of a loan or other security secured by such common stock. The Fund may also acquire warrants or other rights to purchase a borrower’s common stock in connection with the making of a loan. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other stockholder or class of stockholders, including holders of such entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Fund generally expects to
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2393

focus primarily on the security’s dividend paying capacity rather than on its potential for capital appreciation.
Other investment companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and principal investment strategies and permissible under the 1940 Act. Subject to the limitations on investment in other investment companies, the Fund may invest in “ETFs.”
Derivatives. The Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps, credit-linked notes and other derivatives. The Fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

•	In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
•	As a substitute for purchasing or selling securities
•	To attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative
•	To manage portfolio characteristics (for example, the duration or credit quality of the Fund’s portfolio)
•	As a cash flow management technique
The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Repurchase Agreements. In a repurchase agreement, the Fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss.
94Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
PRINCIPAL RISKS
General. The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Because the Fund may invest substantially in high yield debt securities, an investment in the Fund’s shares is speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Instruments in which the Fund invests may only have limited liquidity, or may be illiquid.
Market price of shares. Common shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after purchase, will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.
Whether investors will realize a gain or loss upon the sale of the Fund’s Common Shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its Common Shares will trade at, below or above net asset value, or below or above the offering price for the shares.
Market risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2395

market prices of the Fund’s securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.
Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment.  The fallout from the COVID-19 pandemic and subsequent variants of COVID-19, and the long-term impact on economies, markets, industries and individual issuers, is not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments and negatively impact the Fund's performance. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value.  Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.  U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which
96Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

the Fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities.  For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China.  Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally.  The U.S. government has prohibited U.S. persons, such as the Fund, from investing in Chinese companies designated as related to the Chinese military.  These and possible future restrictions could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid.  The Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia’s military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or derivative position.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2397

LIBOR risk. LIBOR (London Interbank Offered Rate) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, and interest rate swaps and other derivatives. ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis and is expected to cease publication of the remainin U.S. dollar LIBOR settings on a representative basis after September 30, 2024. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
Interest rate risk. The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal
98Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Reserve has raised certain interest rates, and interest rates may continue to go up.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.
Rising interest rates can lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments
Credit risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund also may lose any premium it paid on the security.
Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security.
Risk of illiquid investments. Certain securities and derivatives held by the Fund may be impossible or difficult to purchase, sell or unwind. Illiquid securities and derivatives also may be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. During times of market turmoil, there have been, and may be, no
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/2399

buyers or sellers for securities in entire asset classes. If the Fund is forced to sell an illiquid asset or unwind a derivatives position, the Fund may suffer a substantial loss or may not be able to sell at all.
Portfolio selection risk. The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security, industry or about interest rates or other market factors may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the Adviser.
Reinvestment risk. Income from the Fund’s portfolio will decline if the Fund invests the proceeds, repayment or sale of loans or other obligations into lower yielding instruments with a lower spread over the base lending rate. A decline in income could affect the common shares’ distribution rate and their overall return.
Risks of investing in floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs.
When the Fund invests in a loan participation, the Fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower. As a result, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the issuer of the loan will default on its obligations. Also the Fund may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of the lender as well as the borrower.
There is less readily available, reliable information about most senior loans than is the case for many other types of securities. Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, the loans are subject to significant risks.  The Adviser believes, based on its experience, that senior floating rate loans generally have more favorable loss recovery rates than most other types of below investment grade obligations. However, there can be no assurance that the Fund’s actual loss recovery experience will be
100Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

consistent with the Adviser’s prior experience or that the senior loans in which the Fund invests will achieve any specific loss recovery rate.
The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan, and other factors.  Loans may have restrictive covenants that limit the ability of a borrower to further encumber its assets.  If a borrower fails to comply with the covenants included in a loan agreement, the borrower may default in payment of the loan.
Some of the loans in which the Fund may invest may be “covenant lite.” Covenant lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may expose the Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.
Second lien loans generally are subject to similar risks as those associated with senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority on payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.
Certain floating rate loans and other corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. Other loans are incurred in restructuring or “work-out” scenarios, including debtor-in-possession facilities in bankruptcy. Loans in restructuring or similar scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any of these transactions, whether acquisition financing or restructuring, may make the loans especially vulnerable to adverse economic or market conditions and the risk of default.
Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23101

entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S.
Because affiliates of the Adviser may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the Fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
Collateral risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. These laws may be less developed and more cumbersome with respect to the Fund’s non-U.S. floating rate investments. Floating rate loans may not be fully collateralized or may be uncollateralized. Uncollateralized loans involve a greater risk of loss. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, the lender’s security interest or their enforcement of their security interest under the loan agreement may be found by a court to be invalid or the collateral may be used to pay other outstanding obligations of the borrower. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy law. To the extent that a loan is collateralized by stock of the borrower or its affiliates, this stock may lose all or substantially all of its value in the event of bankruptcy of the borrower. Loans that are obligations of a holding company are subject to the risk that, in a bankruptcy of a subsidiary operating company, creditors of the subsidiary may recover from the subsidiary’s assets before the lenders to the holding company would receive any amount on account of the holding company’s interest in the subsidiary.
Risk of disadvantaged access to confidential information. The issuer of a floating rate loan may offer to provide material, non-public information about the issuer to investors, such as the Fund. Normally, the Adviser will seek to avoid receiving this type of information about the issuer of a loan either held by, or considered for investment by, the Fund. the Adviser’s decision not to receive the information may place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer. For example, in instances where holders of floating rate loans are asked to grant amendments, waivers or consents, the Adviser’s inability to assess
102Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

the impact of these actions may adversely affect the value of the portfolio. For this and other reasons, it is possible that the Adviser’s decision not to receive material, non-public information under normal circumstances could adversely affect the Fund’s investment performance.
Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities.  As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.
Issuer risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline.
U.S. government agency obligations risk. The Fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23103

Mortgage-related and asset-backed securities risk. The value of mortgage-related securities, including commercial mortgage-backed securities, collateralized mortgage-backed securities, credit risk transfer securities, and asset-backed securities, will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to interest rate, prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Risks of investing in collateralized debt obligations. Investment in a collateralized debt obligation (CDO) is subject to the credit, subordination, interest rate, valuation, prepayment, extension and other risks of the obligations underlying the CDO and the tranche of the CDO in which the Fund invests. CDOs are subject to liquidity risk. Synthetic CDOs are also subject to the risks of investing in derivatives, such as credit default swaps, and leverage risk.
Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
Risks of investing in insurance-linked securities. The Fund could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events may include natural or other perils of a specific size or magnitude
104Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires, floods and other weather-related occurrences, as well as mortality or longevity events. Non-natural perils include disasters resulting from human-related activity such as commercial and industrial accidents or business interruptions. Major natural disasters (such as in the cases of Super Typhoon Goni in the Philippines in 2020, monsoon flooding in China in 2020, Hurricane Irma in Florida and the Caribbean in 2017, Super Storm Sandy in 2012, and Hurricane Ian in Florida in 2022) or commercial and industrial accidents (such as aviation disasters and oil spills) can result in significant losses, and investors in ILS with exposure to such natural or other disasters may also experience substantial losses.  If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase.  Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer.  However, a series of major triggering events could cause the failure of a reinsurer.  Similarly, to the extent the Fund invests in ILS for which a triggering event occurs, losses associated with such event will result in losses to the Fund and a series of major triggering events affecting a large portion of the ILS held by the Fund will result in substantial losses to the Fund.  The Fund may also invest in insurance-linked securities that are subject to "indemnity triggers."  An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance).  Insurance-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such  insurance-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the Fund. For example, a ceding sponsor might inflate its total claims paid above the ILS trigger level in order to share its losses with investors in the ILS.  Thus, bonds with indemnity triggers may be subject to moral hazard, because the trigger depends on the ceding sponsor to properly identify and calculate losses that do and do not apply in determining whether the trigger amount has been reached.  In short, “moral hazard” refers to this potential for the sponsor to influence bond performance, as payouts are based on the individual policy claims against the sponsor and the way the sponsor settles those claims. There is no way to accurately predict whether a trigger event will occur and, accordingly, event-linked bonds and other insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Insurance-linked securities are also subject to the risk that the model used to
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23105

calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Insurance-linked securities may provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred.  Certain insurance-linked securities may have limited liquidity, or may be illiquid. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Fund’s investment in an insurance-linked security may be priced using fair value methods. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.  Certain insurance-linked securities represent interests in baskets of underlying reinsurance contracts.  The Fund has limited transparency into the individual contracts underlying certain insurance-linked securities, and therefore must rely on the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Certain insurance-linked securities may be difficult to value.
Risks of investing in structured reinsurance investments. The Fund may invest in insurance-linked securities that are special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Quota shares instruments and other structured reinsurance investments generally will be considered illiquid securities by the Fund. Structured reinsurance investments are typically more customizable but less liquid investments than event-linked bonds. Like event-linked bonds, an investor in structured reinsurance investments participates in the premiums and losses associated with underlying reinsurance contracts. Structured reinsurance investments are subject to the same risks as event-linked bonds and other insurance-linked securities. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Structured reinsurance investments may be difficult to value.
ILS market and reinvestment risk. The size of the ILS market may change over time, which may limit the availability of ILS for investment by the Fund. The original issuance of ILS in general, including ILS with desired instrument or risk characteristics, may fluctuate depending on the capital and capacity needs of reinsurers as well as the demand for ILS by
106Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

institutional investors. The availability of ILS in the secondary market also may be limited by supply and demand dynamics and prevailing economic conditions. To the extent ILS held by the Fund mature, or the Fund must sell securities in connection with share repurchases, the Fund may be required to hold more cash or short-term instruments than it normally would until attractive ILS becomes available. Holding excess cash and/or reinvestment in securities that are lower yielding or less desirable than securities sold may negatively affect performance.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the Fund receives no periodic cash payments on such securities, the Fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the Fund to distribute to stockholders. Such distributions may be taxable when distributed to stockholders.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23107

addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities.
Sanctions or other government actions against certain countries could negatively impact the Fund’s investments in securities that have exposure to that country. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy.  In addition, China's long-running conflict over Taiwan's sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors.  Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. The U.S. and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant
108Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund.
Currency risk. The Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Also, the market prices of preferred stocks are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Generally, under normal circumstances, preferred stocks do not carry voting rights. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than other securities. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs) and closed-end funds, subjects the Fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the Fund will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s or closed-end fund’s net asset value.  Such funds may trade at a discount for an extended period and may not ever realize their net asset value.
Derivatives risk. Using swaps, forward foreign currency exchange contracts, bond and interest rate futures and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23109

rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to stockholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.
Structured securities risk. Structured securities may behave in ways not anticipated by the Fund, or they may not receive the tax, accounting or regulatory treatment anticipated by the Fund.
Forward foreign currency transactions risk. The Fund may not fully benefit from or may lose money on forward foreign currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings, or if the counterparty defaults. Such transactions may also prevent the Fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or uses derivatives
110Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so.  New derivatives regulations require the Fund, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage.  These regulations may limit the ability of the Fund to pursue its investment strategies and may not be effective to mitigate the Fund’s risk of loss from derivatives.
The Fund may use financial leverage on an ongoing basis for investment purposes by borrowing from banks through a revolving credit facility. The fees and expenses attributed to leverage, including any increase in the management fees, will be borne by holders of common shares. Since the Adviser’s fee is based on a percentage of the Fund’s managed assets, its fee will be higher if the Fund is leveraged, and the Adviser will thus have an incentive to leverage the Fund.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Market segment risk. To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
Industries in the financial segment, such as banks, insurance companies and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.
Valuation risk. Nearly all of the Fund's investments are valued using a fair value methodology.  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23111

The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Cybersecurity risk. Cybersecurity failures by and breaches of the Fund’s Adviser, transfer agent, custodian, Fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund stockholders from purchasing or selling shares or receiving distributions or receiving timely information regarding the Fund or their investment in the Fund, cause loss of or unauthorized access to private stockholder information, and result in financial losses to the Fund and its stockholders, regulatory fines, penalties, reputational damage, or additional compliance costs.  Substantial costs may be incurred in order to prevent any cyber incidents in the future. The Fund and its stockholders could be negatively impacted as a result.
Cash management risk. The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund would be subject to credit risk with respect to the depository institution holding the cash. If the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund’s yield will go down. During such periods, it may be more difficult for the Fund to achieve its investment objective.
Anti-takeover provisions. The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking to provide its common stockholders with a high level of current income. These provisions include staggered terms of service for the Directors, advance notice requirements for stockholder proposals, and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund or a merger, liquidation, asset sale or similar transaction. The Fund’s Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). Such provisions may limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term stockholders.  Furthermore, the law is uncertain on
112Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

the use of control share provisions.  Courts have found that control share provisions in the by-laws of closed-end funds organized as Massachusetts business trusts are inconsistent with the 1940 Act.  Courts have not yet considered a closed-end fund’s decision to opt in to a state’s control share statute similar to the Fund’s decision to opt in to the MCSAA.  It is possible that a court could decide that the Fund’s decision to opt in to the MCSAA is inconsistent with the 1940 Act.
Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
INVESTMENT RESTRICTIONS
The following are the Fund’s fundamental investment restrictions. These restrictions, along with the Fund’s investment objectives, may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares).
The Fund may not:
(1)	Issue senior securities, other than as permitted by the 1940 Act.
(2)	Borrow money, other than as permitted by the 1940 Act.
(3)	Invest in real estate, except the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate, and the Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument.
(4)	Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, loans, loan participation interests, bank certificates of deposit, acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom and (v) make loans in any other
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23113

manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.
(5)	Invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts.
(6)	Make any investment inconsistent with its classification as a diversified open-end investment company under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities and securities of investment companies), if (a) such purchase would cause more than 5% of the Fund’s total assets, taken at market value, to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
(7)	Act as an underwriter, except insofar as the Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.
(8)	Invest 25% or more of the value of its total assets in any one industry, except that (a) the Fund will invest more than 25% of its total assets in securities or other instruments issued or structured by companies in the financial services group of industries, such as banks, broker-dealers and insurance and reinsurance companies, and (b) this limitation does not apply to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Directors without prior approval of the Fund’s outstanding voting shares.
114Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Effects of Leverage
The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effects of leverage on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below assumes the Fund’s continued use of leverage through borrowings under a credit agreement as of April 30, 2023 as a percentage of the Fund’s total assets (which includes the assets attributable to such leverage), the annual rate of interest on the borrowings as of April 30, 2023, and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, if any.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual expenses associated with borrowings by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Borrowings under credit agreement as a percentage of total managed assets (including assets attributable to borrowings)	30.34%
Annual effective interest rate payable by Fund on borrowings	4.01%
Annual return Fund portfolio must experience (net of expenses) to cover interest rate on borrowings	1.86%
Common share total return for (10.00)% assumed portfolio total return	(17.02)%
Common share total return for (5.00)% assumed portfolio total return	(9.85)%
Common share total return for 0.00% assumed portfolio total return	(2.67)%
Common share total return for 5.00% assumed portfolio total return	4.51%
Common share total return for 10.00% assumed portfolio total return	11.69%
Common share total return is composed of two elements - investment income net of the Fund’s expenses, including any interest/dividends on assets resulting from leverage, and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23115

This table reflects hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s common shares, the value of which will be determined by market forces and other factors.
Should the Fund elect to add additional leverage to its portfolio, the potential benefits of leveraging the Fund’s shares cannot be fully achieved until the proceeds resulting from the use of leverage have been received by the Fund and invested in accordance with the Fund’s investment objective and principal investment strategies. The Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.
116Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Directors, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
American Stock Transfer & Trust Company
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to stockholders at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Directors and Officers
The Fund's Directors and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Directors who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Directors. Directors who are not interested persons of the Fund are referred to as Independent Directors. Each of the Directors serves as a Director of each of the 51 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Directors and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23117

Independent Directors
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Director During At Least The Past Five Years
Thomas J. Perna (72) Chairman of the Board and Director	Class II Director since 2007. Term expires in 2024.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (72)* Director	Class III Director since 2019. Term expires in 2025.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (66) Director	Class I Director since 2020. Term expires in 2023.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
118Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Director During At Least The Past Five Years
Benjamin M. Friedman (78) Director	Class I Director since 2008. Term expires in 2023.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (60) Director	Class II Director since 2021. Term expires in 2024.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23119

Independent Directors (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Director During At Least The Past Five Years
Lorraine H. Monchak (67) Director	Class III Director since 2015. Term expires in 2025.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (74) Director	Class II Director since 2007. Term expires in 2024.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
120Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Director During At Least The Past Five Years
Fred J. Ricciardi (76) Director	Class II Director since 2014. Term expires in 2024.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Directors of each Pioneer Fund.
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23121

Interested Directors
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Director During At Least The Past Five Years
Lisa M. Jones (60)** Director, President and Chief Executive Officer	Class III Director since 2014. Term expires in 2025.	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (November 2022 – present)
Kenneth J. Taubes (65)** Director	Class I Director since 2014. Term expires in 2023.	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Directors because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
122Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

Fund Officers
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2004. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Treasurer	Since March 2022. Serves at the discretion of the BoardSince 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (58) Assistant Treasurer	Since 2007. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (65) Assistant Treasurer	Since 2007. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23123

Fund Officers (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Officer During At Least The Past Five Years
Antonio Furtado (41) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (52) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (51) Anti-Money Laundering Officer	Since March 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
124Pioneer Diversified High Income Fund, Inc. | Annual Report | 4/30/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
You can call American Stock Transfer & Trust Company (AST) for:

Account Information1-800-710-0935
Or write to AST:

ForWrite to
General inquiries, lost dividend checks,American Stock
change of address, lost stock certificates,Transfer & Trust
stock transferOperations Center
6201 15th Ave.
Brooklyn, NY 11219
Dividend reinvestment plan (DRIP) American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560
Websitewww.amstock.com
For additional information, please contact your investment advisor or visit our web site www.amundi.com/us.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Stockholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
© 2023 Amundi Asset Management US, Inc. 21909-15-0623

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $42,215 payable to Ernst & Young LLP for the year ended April 30, 2023 and $39,270 for the year ended April 30, 2022.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The audit-related services fees for the Fund were $757 payable to Ernst & Young LLP for the year ended April 30, 2023 and $272 for the year ended April 30, 2022.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $10,213 and $10,317 during the fiscal years ended April 30, 2023 and 2022, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2023 or 2022.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

•  A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended April 30, 2023 and 2022, there were no services provided to an affiliate that required the Fund’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $10,213 and $10,317 during the fiscal years ended April 30, 2023 and 2022, respectively.

(h) Disclose whether the registrants audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire Board of Directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Proxy voting policies and procedures

Policy

Each of the Pioneer Funds and certain other clients of Amundi Asset Management US, Inc. (“Amundi US”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi US. Amundi US is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi US has been delegated proxy-voting authority for a client, the duty of care requires Amundi US to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi US must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi US’s policy to vote proxies presented to Amundi US in a timely manner in accordance with these principles.

Amundi US’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi US believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi US monitors developments in the proxy voting arena and will revise this policy as needed.

Amundi US believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi US also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.

It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi US reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi US may direct Amundi US to vote contrary to guidelines.

Amundi US’s clients may request copies of their proxy voting records and of Amundi US’s proxy voting policies and procedures by either sending a written request to Amundi US’s Proxy Coordinator, or clients may review Amundi US’s proxy voting policies and procedures on-line at amundi.com/usinvestors. Amundi US may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi US’s Form ADV (Part II), by separate notice to the client or by other means.

Applicability

This Proxy Voting policy and the procedures set forth below are designed to complement Amundi US’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi US. This policy sets forth Amundi US’s position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi US will vote shares of closed-end Funds on a case-by-case basis.

Purpose

The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi US-managed accounts for which Amundi US has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Amundi US does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi US’s Chief of Staff, US Investment Management (the “Proxy Coordinator”).

Procedures

Proxy Voting Service

Amundi US has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi US and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi US reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi US may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi US does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.

Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi US’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi US’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s director or other fiduciaries).

Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi US’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Amundi US’s guidelines or where Amundi US’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi US and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Securities Lending

In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi US’s lending program or a client’s managed security lending program. However, Amundi US will reserve the right to recall lent securities so that they may be voted according to Amundi US’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi US may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Amundi US will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Amundi US’s Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi US will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi US’s proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Amundi US may not amend this policy without the prior approval of the Proxy Voting Oversight Group.

Form N-PX

The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX. The Compliance department will ensure that a corresponding Form N-PX exists for each Amundi US registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi US record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

•	Corporate name change.

•	A change of corporate headquarters.

•	Stock exchange listing.

•	Establishment of time and place of annual meeting.

•	Adjournment or postponement of annual meeting.

•	Acceptance/approval of financial statements.

•	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

•	Approval of minutes and other formalities.

•	Authorization of the transferring of reserves and allocation of income.

•	Amendments to authorized signatories.

•	Approval of accounting method changes or change in fiscal year-end.

•	Acceptance of labor agreements.

•	Appointment of internal auditors.

Amundi US will vote on a case-by-case basis on other routine administrative items; however, Amundi US will oppose any routine proposal if insufficient information is presented in advance to allow Amundi US to judge the merit of the proposal. Amundi US has also instructed its proxy voting service to inform Amundi US of its analysis of any administrative items that may be inconsistent, in its view, with Amundi US’s goal of supporting the value of its clients’ portfolio holdings so that Amundi US may consider and vote on those items on a case-by-case basis in its discretion.

Auditors

We normally vote for proposals to:

Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

•	Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

•	Seek bids from other auditors.

•	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

•	Indemnify auditors.

•	Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Amundi US normally supports management. We will, however, consider a vote against management in instances where corporate performance has been poor or where the board appears to lack independence.

General Board Issues

Amundi US will vote for:

•	Audit, compensation and nominating committees composed of independent directors exclusively.

•	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

•	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

•	Election of an honorary director.

We will vote against:

•	Minimum stock ownership by directors.

•	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

•	Requirements for union or special interest representation on the board.

•	Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

•	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

•	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

•

Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we use the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

•	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

•	Directors who appear to lack independence or are associated with poor corporate or governance performance.

We will vote on a case-by case basis on these issues:

Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

•	Contested election of directors.

•	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.

•	Mandatory retirement policies.

•	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

•

Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-Related Measures

Amundi US is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Amundi US will vote for:

•	Cumulative voting.

•	Increasing the ability for shareholders to call special meetings.

•	Increasing the ability for shareholders to act by written consent.

•	Restrictions on the ability to make greenmail payments.

•	Submitting rights plans to shareholder vote.

•	Rescinding shareholder rights plans (“poison pills”).

•	Opting out of the following state takeover statutes:

•	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

•	Control share cash-out provisions, which require large holders to acquire shares from other holders.

•	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

•	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

•	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

•	Fair price provisions.

•	Authorization of shareholder rights plans.

•	Labor protection provisions.

•	Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

•

Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

•	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

•	Proposals that allow shareholders to nominate directors.

We will vote against:

•	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.

•

Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

•	Classes of shares with unequal voting rights.

•	Supermajority vote requirements.

•	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.

•	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

•	Extension of advance notice requirements for shareholder proposals.

•	Granting board authority normally retained by shareholders, particularly the right to amend the corporate charter.

•	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company’s financial structure, and Amundi US normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Amundi US will vote for:

•	Changes in par value.

•	Reverse splits, if accompanied by a reduction in number of shares.

•	Shares repurchase programs, if all shareholders may participate on equal terms.

•	Bond issuance.

•	Increases in “ordinary” preferred stock.

•	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

•	Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

•	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

•	Increase in authorized common stock. We will make a determination considering, among other factors:

•	Number of shares currently available for issuance;

•	Size of requested increase (we would normally approve increases of up to 100% of current authorization);

•	Proposed use of the proceeds from the issuance of additional shares; and

•	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

•

Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

•	Proposals to submit private placements to shareholder vote.

•	Other financing plans.

We will vote against preemptive rights that we believe limit a company’s financing flexibility.

Compensation

Amundi US supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we place limits on the potential dilution these plans may impose.

Amundi US will vote for:

•	401(k) benefit plans.

•

Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

•	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

•	Amendments to performance plans to conform with OBRA;

•	Caps on annual grants or amendments of administrative features;

•	Adding performance goals; and

•	Cash or cash-and-stock bonus plans.

•	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

•	Require that option repricing be submitted to shareholders.

•	Require the expensing of stock-option awards.

•	Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

•

Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

•	Shareholder proposals seeking additional disclosure of executive and director pay information.

•	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

•

The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

•	Dilution = (A + B + C) / (A + B + C + D), where

•	A = Shares reserved for plan/amendment,

•	B = Shares available under continuing plans,

•	C = Shares granted but unexercised and

•	D = Shares outstanding.

•	The plan must not:

•	Explicitly permit unlimited option repricing authority or have allowed option repricing in the past without shareholder approval.

•	Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.

•	We are generally in favor of proposals that increase participation beyond executives.

•

We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

•

We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

•	We generally support proposals asking companies to adopt stock holding periods for their executives.

•	All other employee stock purchase plans.

•	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

•

All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

•	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

•	Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

•	Limits on executive and director pay.

•	Stock in lieu of cash compensation for directors.

Corporate Governance

Amundi US will vote for:

•	Confidential voting.

•	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.

•	Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

•

Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

•	Bundled proposals. We will evaluate the overall impact of the proposal.

•	Adopting or amending the charter, bylaws or articles of association.

•	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

•	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.

•	Limitations on stock ownership or voting rights.

•	Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Amundi US will vote on the following and similar issues on a case-by-case basis:

•	Mergers and acquisitions.

•	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

•	Debt restructurings.

•	Conversion of securities.

•	Issuance of shares to facilitate a merger.

•	Private placements, warrants, convertible debentures.

•	Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Investment Companies

Many of our portfolios may invest in shares of closed-end funds or open-end funds (including exchange-traded funds). The non-corporate structure of these investments raises several unique proxy voting issues.

Amundi US will vote for:

•	Establishment of new classes or series of shares.

•	Establishment of a master-feeder structure.

Amundi US will vote on a case-by-case basis on:

•

Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

•	Approval of new or amended advisory contracts.

•	Changes from closed-end to open-end format.

•	Election of a greater number of independent directors.

•	Authorization for, or increase in, preferred shares.

•	Disposition of assets, termination, liquidation, or mergers.

•	Classified boards of closed-end funds, but will typically support such proposals.

In general, business development companies (BDCs) are not considered investment companies for these purposes but are treated as corporate issuers.

Environmental and Social Issues

Amundi US believes that environmental and social issues may influence corporate performance and economic return. Indeed, by analyzing all of a company’s risks and opportunities, Amundi US can better assess its intrinsic value and long-term economic prospects.

When evaluating proxy proposals relating to environmental or social issues, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company’s shareholders and economic return, the specific circumstances at each individual company, any potentially adverse economic concerns, and the current policies and practices of the company.

For example, shareholder proposals relating to environmental and social issues, and on which we will vote on a base-by-case basis, may include those seeking that a company:

•	Conduct studies regarding certain environmental or social issues;

•	Study the feasibility of the company taking certain actions with regard to such issues; or

•	Take specific action, including adopting or ceasing certain behavior and adopting company standards and principles, in relation to such issues.

In general, Amundi US believes these issues are important and should receive management attention.

Amundi US will support proposals where we believe the proposal, if implemented, would improve the prospects for the long-term success of the business and would provide value to the company and its shareholders. Amundi US may abstain on shareholder proposals with regard to environmental and social issues in cases where we believe the proposal, if implemented, would not be in the economic interests of the company, or where implementing the proposal would constrain management flexibility or would be unduly difficult, burdensome or costly.

When evaluating proxy proposals relating to environmental or social issues, Amundi US may consider the following factors or other factors deemed relevant, given such weight as deemed appropriate:

•	approval of the proposal helps improve the company’s practices;

•	approval of the proposal can improve shareholder value;

•	the company’s current stance on the topic is likely to have negative effects on its business position or reputation in the short, medium, or long term;

•	the company has already put appropriate action in place to respond to the issue contained in the proposal;

•	the company’s reasoning against approving the proposal responds appropriately to the various points mentioned by the shareholder when the proposal was presented;

•	the solutions recommended in the proposal are relevant and appropriate, and if the topic of the proposal would not be better addressed through another means.

In the event of failures in risk management relating to environmental and social issues, Amundi US may vote against the election of directors responsible for overseeing these areas.

Amundi US will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Conflicts of interest

Amundi US recognizes that in certain circumstances a conflict of interest may arise when Amundi US votes a proxy.

A conflict of interest occurs when Amundi US’s interests interfere, or appear to interfere, with the interests of Amundi US’s clients.

A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

•	An affiliate of Amundi US, such as another company belonging to the Credit Agricole banking group ( “Credit Agricole Affiliate”);

•

An issuer of a security for which Amundi US acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by its parent Amundi to present a conflict of interest for Amundi US);

•

An issuer of a security for which Amundi has informed Amundi US that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•	A person with whom Amundi US (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi US and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi US, he or she should contact a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer.

The Proxy Voting Oversight Group will review each item referred to Amundi US by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:

•	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated, or

•

Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment or that of another independent adviser appointed by Amundi US or the applicable client for this purpose.

If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote or their direction (including through a client’s fiduciary or other adviser), or may take such other action in good faith (in consultation with counsel) that would protect the interests of clients.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

Decisions Not to Vote Proxies

Although it is Amundi US’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi US will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Compliance before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi US has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi US may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.

Supervision

Escalation

It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.

Training

Amundi US will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

Related policies and procedures

Amundi US’s Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.

Record Keeping

The Proxy Coordinator shall ensure that Amundi US’s proxy voting service:

•	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	Retains a record of the vote cast;

•	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

•	Is able to promptly provide Amundi US with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

•	A record memorializing the basis for each referral vote cast;

•	A copy of any document created by Amundi US that was material in making the decision on how to vote the subject proxy;

•	A copy of any recommendation or analysis furnished by the proxy voting service; and

•

A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s director or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi US.

Amundi US shall maintain the above records in the client’s file in accordance with applicable regulations.

Related regulations

Form N-1A, Form N-PX, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 and IAA 206(4) -6, Rule 204 -2

Adopted by the Pioneer Funds’ Boards of Directors

October 5, 2004

Effective Date:

October 5, 2004

Revision Dates:

September 2009, December 2015, August 2017, February 2019, and January 2021

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Additional information about the portfolio managers

Other accounts managed by the portfolio managers

The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2023. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (000’s)
Andrew Feltus	Other Registered Investment Companies	8	$4,634,882	N/A	N/A
	Other Pooled Investment Vehicles	28	$7,531,370	10	$4,342,178
	Other Accounts	7	$1,322,127	1	$715,681

Jonathan Sharkey	Other Registered Investment Companies	3	$4,784,246	N/A	N/A
	Other Pooled Investment Vehicles	1	$211,925	N/A	N/A
	Other Accounts	1	$367,348	N/A	N/A

Chin Liu	Other Registered Investment Companies	4	$744,390	N/A	N/A
	Other Pooled Investment Vehicles	1	$14,880	N/A	N/A
	Other Accounts	0	$0	N/A	N/A

Lawrence Zeno	Other Registered Investment Companies	1	$395,557	N/A	N/A
	Other Pooled Investment Vehicles	3	$132,101	N/A	N/A
	Other Accounts	0	$0	N/A	N/A

Potential conflicts of interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi US does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Amundi US has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi US has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Managers” below.

•

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi US believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

•

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi US will place the order in a manner intended to result in as favorable a price as possible for such client.

•

A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi US receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi US seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

Amundi US has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi US. The compensation program for all Amundi US portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi US seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi US. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

•

Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the ICE BofA Global High Yield & Crossover Country Corporate & Government Index and S&P/LSTA Leveraged Loan Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.

•

Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

•

Amundi US results and business line results. Amundi US’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.

Share ownership by portfolio managers

The following table indicates as of April 30, 2023 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

Name of Portfolio Manager	Beneficial Ownership of the Fund*
Andrew Feltus	E
Jonathan Sharkey	B
Chin Liu	A
Lawrence Zeno	C

*	Key to Dollar Ranges

A.	None

B.	$1 – $10,000

C.	$10,001 – $50,000

D.	$50,001 – $100,000

E.	$100,001 – $500,000

F.	$500,001 – $1,000,000

G.	Over $1,000,000

•

The significant investment strategies for Pioneer Diversified High Income Trust (a closed-end fund) and certain other similarly managed accounts with investment objectives of a high level of current income, with a potential for capital appreciation as a secondary objective. The fund invests in a unique blend of higher yielding asset classes, including global high yield bonds, leveraged bank loans and event-linked bonds (cat bonds).

Under normal market conditions, the fund invests at least 80% of its managed assets (net assets plus borrowings or other leverage for investment purposes) in diversified portfolio of below investment grade (high yield) debt securities, loans and preferred stocks. The fund allocates its investments principally among three sectors of the fixed income securities markets: (i) below investment grade debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets (“global high yield debt securities”), (ii) floating rate loans and (iii) “event-linked” bonds, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds.

PIM believes that this actively managed, diversified portfolio of asset classes – global high yield debt securities, floating rate loans and event-linked bonds – may provide investors with a range of potential benefits across various market cycles and under various market conditions. These benefits include, among others, the potential to provide investors with a relatively high level of current income without undue risk as a result of the low correlation among these asset classes, reduced volatility due to limited exposure to interest rate and duration risk, as well as a favorable risk return profile. Specifically, the floating rate feature of both floating rate loans and event-linked bonds serves to reduce sensitivity to changes in prevailing interest rates. In addition, the introduction of event-linked bonds to the diversified portfolio enhances these benefits by reducing volatility, while providing the potential for above average returns. Moreover, the fund’s investments in event-linked bonds offer investors access to a unique asset class that otherwise may be unavailable to them.

The fund does not have a policy of maintaining a specific average credit quality or a targeted maturity range for its portfolio. The fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in certain strategic transactions.

PIM is responsible for managing the fund’s overall investment program, including allocating the fund’s investments among the different asset classes and managing the fund’s investments in global high income debt securities and floating rate loans. PIM considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund’s investment objectives. PIM selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. PIM also employs due diligence and fundamental quantitative and qualitative research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. PIM may sell a portfolio security when it believes the security no longer will contribute to meeting the fund’s investment objectives. PIM makes that determination based on the same criteria it uses to select portfolio securities. In making these portfolio decisions, PIM relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

The fund may use financial leverage on an ongoing basis for investment purposes by borrowing from banks through a revolving credit facility. Leverage creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of higher volatility of both the net asset value of the fund and the value of assets serving as asset coverage for the preferred shares.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Diversified High Income Fund, Inc.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date July 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date July 7, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date July 7, 2023

*	Print the name and title of each signing officer under his or her signature.